                                                                    EXHIBIT 10.3


                                                                [EXECUTION COPY]



                          LOAN AND SECURITY AGREEMENT

                         DATED AS OF NOVEMBER 14, 1996

                                    between

                            THE RIGHT START, INC.,

                                 as Borrower,

                                      and

                            HELLER FINANCIAL, INC.,

                                   as Lender

                               TABLE OF CONTENTS

SECTION 1  DEFINITIONS...............................................   1
     1.1 Certain Defined Terms.......................................   1
     1.2 Accounting Terms............................................  11
     1.3 Other Definitional Provisions...............................  12
SECTION 2  LOANS AND COLLATERAL......................................  12
     2.1 Loans.......................................................  12
          (A) Revolving Loan.........................................  12
          (B) Eligible Collateral....................................  13
          (C) CAPEX Line.............................................  13
          (D) Borrowing Mechanics....................................  14
          (E) CAPEX Note.............................................  14
          (F) Evidence of Revolving Loan Obligations.................  15
          (G) Letters of Credit......................................  15
               (1) Maximum Amount....................................  15
               (2) Reimbursement.....................................  15
               (3) Conditions of Issuance............................  15
               (4) Request for Letters of Credit.....................  16
          (H) Other Letter of Credit Provisions......................  16
               (1) Obligations Absolute..............................  16
               (2) Nature of Duties..................................  17
     2.2 Interest....................................................  17
          (A) Rate of Interest.......................................  17
          (B) Interest Periods.......................................  18
          (C) Computation and Payment of Interest....................  19
          (D) Interest Laws..........................................  19
          (E) Conversion or Continuation.............................  20
     2.3 Fees........................................................  20
          (A) Closing Fee............................................  20
          (B) Unused Line Fee........................................  20


          (C) Letter of Credit Fees..................................  21
          (D) Prepayment Fees........................................  21
          (E) Audit Fees.............................................  21
          (F) Other Fees and Expenses................................  21
     2.4 Payments and Prepayments....................................  21
          (A) Manner and Time of Payment.............................  21
          (B) Mandatory Prepayments..................................  22
                (1) Overadvance......................................  22
                (2) Proceeds of Asset Dispositions...................  22
          (C) Voluntary Prepayments and Repayments...................  22
          (D) Payments on Business Days..............................  22
     2.5 Term of this Agreement......................................  22
     2.6 Statements..................................................  23
     2.7 Grant of Security Interest..................................  23
     2.8 Capital Adequacy and Other Adjustments......................  23
     2.9 Taxes.......................................................  24
          (A) No Deductions..........................................  24
          (B) Changes in Tax Laws....................................  24
     2.10 Required Termination and Prepayment........................  25
     2.11 Compensation...............................................  25
     2.12 Booking of LIBOR Loans.....................................  25
     2.13 Assumptions Concerning Funding of LIBOR Loans..............  25
SECTION 3  CONDITIONS TO LOANS.......................................  26
     3.1 Conditions to Loans.........................................  26
          (A) Closing Deliveries.....................................  26
          (B) Security Interests.....................................  26
          (C) Closing Date Availability..............................  26
          (D) Representations and Warranties.........................  26
          (E) Fees...................................................  26
          (F) No Default.............................................  27
          (G) Performance of Agreements..............................  27

          (H) No Prohibition........................................   27
          (I) No Litigation.........................................   27
          (J) Appraisals............................................   27
SECTION 4  BORROWER'S REPRESENTATIONS AND WARRANTIES................   27
     4.1 Organization, Powers, Capitalization.......................   27
          (A) Organization and Powers...............................   27
          (B) Capitalization........................................   28
     4.2 Authorization of Borrowing, No Conflict....................   28
     4.3 Financial Condition........................................   28
     4.4 Indebtedness and Liabilities...............................   29
     4.5 Account Warranties.........................................   29
     4.6 Names......................................................   29
     4.7 Locations; FEIN............................................   29
     4.8 Title to Properties; Liens.................................   29
     4.9 Litigation; Adverse Facts..................................   29
     4.10 Payment of Taxes..........................................   30
     4.11 Performance of Agreements.................................   30
     4.12 Employee Benefit Plans....................................   30
     4.13 Intellectual Property.....................................   30
     4.14 Broker's Fees.............................................   30
     4.15 Environmental Compliance..................................   31
     4.16 Solvency..................................................   31
     4.17 Disclosure................................................   31
     4.18 Insurance.................................................   31
     4.19 Compliance with Laws......................................   31
     4.20 Bank Accounts.............................................   32
     4.21 Subsidiaries..............................................   32
     4.22 Employee Matters..........................................   32
     4.23 Governmental Regulation...................................   32
SECTION 5  AFFIRMATIVE COVENANTS....................................   33
     5.1 Financial Statements and Other Reports.....................   33

          (A) Monthly Financials...................................... 33
          (B) Quarterly Financials.................................... 33
          (C) Year-End Financials..................................... 33
          (D) [intentionally omitted]................................. 34
          (E) Compliance Certificate.................................. 34
          (F) Weekly Borrowing Base Certificates and Inventory Reports 34
          (G) Listings and Agings..................................... 34
          (H) [intentionally deleted]................................. 34
          (I) Appraisals.............................................. 34
          (J) Government Notices...................................... 35
          (K) SEC Filings............................................. 35
          (L) Events of Default, etc.................................. 35
          (M) Trade Names............................................. 35
          (N) Locations............................................... 35
          (O) Bank Accounts........................................... 35
          (P) Litigation.............................................. 35
          (Q) Projections............................................. 36
          (R) Subordinated Debt and Other Indebtedness Notices........ 36
          (S) Other Information....................................... 36
     5.2 Access to Accountants........................................ 36
     5.3 Inspection................................................... 36
     5.4 Collateral Records........................................... 36
     5.5 [intentionally deleted]...................................... 37
     5.6 Collection of Accounts and Payments.......................... 37
     5.7 Endorsement.................................................. 37
     5.8 Corporate Existence.......................................... 37
     5.9 Payment of Taxes............................................. 38
     5.10 Maintenance of Properties; Insurance........................ 38
     5.11 Compliance with Laws........................................ 38
     5.12 Further Assurances.......................................... 38
     5.13 Collateral Locations........................................ 39

     5.14 Bailees....................................................  39
     5.15 Mortgages; Title Insurance; Surveys........................  39
          (A) Title Insurance........................................  39
          (B) Additional Mortgaged Property..........................  39
          (C) Surveys................................................  39
     5.16 Use of Proceeds and Margin Security........................  40
SECTION 6  FINANCIAL COVENANTS.......................................  40
     6.1 Net Worth...................................................  40
     6.2 Interest Coverage...........................................  40
SECTION 7  NEGATIVE COVENANTS........................................  40
     7.1 Indebtedness and Liabilities................................  40
     7.2 Guaranties..................................................  41
     7.3 Transfers, Liens and Related Matters........................  41
          (A) Transfers..............................................  41
          (B) Liens..................................................  41
          (C) No Negative Pledges....................................  42
          (D) No Restrictions on Subsidiary Distributions to Borrower  42
     7.4 Investments and Loans.......................................  42
     7.5 Restricted Junior Payments..................................  42
     7.6 Restriction on Fundamental Changes..........................  42
     7.7 Changes Relating to Subordinated Debt.......................  43
     7.8 Transactions with Affiliates................................  43
     7.9 Environmental Liabilities...................................  43
     7.10 Conduct of Business........................................  43
     7.11 Compliance with ERISA......................................  43
     7.12 Tax Consolidations.........................................  43
     7.13 Subsidiaries...............................................  44
     7.14 Fiscal Year................................................  44
     7.15 Press Release; Public Offering Materials...................  44
     7.16 Bank Accounts..............................................  44
SECTION 8  DEFAULT, RIGHTS AND REMEDIES..............................  44

     8.1 Event of Default............................................  44
          (A) Payment................................................  44
          (B) Default in Other Agreements............................  44
          (C) Breach of Certain Provisions...........................  44
          (D) Breach of Warranty.....................................  45
          (E) Other Defaults Under Loan Documents....................  45
          (F) Change in Control......................................  45
          (G) Involuntary Bankruptcy; Appointment of Receiver, etc...  45
          (H) Voluntary Bankruptcy; Appointment of Receiver, etc.....  45
          (I) Liens..................................................  46
          (J) Judgment and Attachments...............................  46
          (K) Dissolution............................................  46
          (L) Solvency...............................................  46
          (M) Injunction.............................................  46
          (N) Invalidity of Loan Documents...........................  46
          (O)  Failure of Security...................................  46
          (P) Damage, Strike, Casualty...............................  47
          (Q) Licenses and Permits...................................  47
          (R) Forfeiture.............................................  47
     8.2 Suspension of Commitments...................................  47
     8.3 Acceleration................................................  47
     8.4 Remedies....................................................  48
     8.5 Appointment of Attorney-in-Fact.............................  48
     8.6 Limitation on Duty of Lender with Respect to Collateral.....  49
     8.7 Application of Proceeds.....................................  49
     8.8 License of Intellectual Property............................  49
     8.9 Waivers, Non-Exclusive Remedies.............................  50
SECTION 9  MISCELLANEOUS.............................................  50
     9.1 Assignments and Participations..............................  50
     9.2 Set Off.....................................................  50
     9.3 Expenses and Attorneys' Fees................................  51

     9.4 Indemnity...................................................  51
     9.5 Amendments and Waivers......................................  52
     9.6 Notices.....................................................  52
     9.7 Survival of Warranties and Certain Agreements...............  53
     9.8 Indulgence Not Waiver.......................................  53
     9.9 Marshaling; Payments Set Aside..............................  53
     9.10 Entire Agreement...........................................  53
     9.11 Independence of Covenants..................................  54
     9.12 Severability...............................................  54
     9.13 Headings...................................................  54
     9.14 APPLICABLE LAW.............................................  54
     9.15 Successors and Assigns.....................................  54
     9.16 No Fiduciary Relationship; Limitation of Liabilities.......  54
     9.17 CONSENT TO JURISDICTION....................................  55
     9.18 WAIVER OF JURY TRIAL.......................................  55
     9.19 Construction...............................................  55
     9.20 Counterparts; Effectiveness................................  55
     9.21 No Duty....................................................  56
     9.22 Confidentiality............................................  56
EXHIBITS.............................................................   i
SCHEDULES............................................................  ii

                          LOAN AND SECURITY AGREEMENT


     This LOAN AND SECURITY AGREEMENT is dated as of November 14, 1996 and entered into by and between THE RIGHT START, INC., a California corporation ("Borrower"), with its principal place of business at 5334 Sterling Center Drive, Westlake Village, California 91361, and HELLER FINANCIAL, INC., a Delaware corporation ("Lender"), with offices at 500 West Monroe, Chicago, Illinois, 60661. All capitalized terms used herein are defined in Section 1 of
                                                                  ---------
this Agreement.

     WHEREAS, Borrower desires that Lender extend a credit facility to provide working capital financing and to provide funds for other general corporate purposes; and

     WHEREAS, Borrower desires to secure its obligations under the Loan Documents by granting to Lender a security interest in and lien upon certain of Borrower's property;

     NOW, THEREFORE, in consideration of these premises and the agreements, provisions and covenants herein contained, Borrower and Lender agree as follows:


                            SECTION 1  DEFINITIONS

     1.1  Certain Defined Terms. The following terms used in this Agreement
          ---------------------
shall have the following meanings:

     "Accounts" means, all "accounts" (as defined in the UCC), accounts receivable, contract rights and general intangibles relating thereto, notes, drafts and other forms of obligations owed to or owned by Borrower arising or resulting from the sale of goods or the rendering of services.

     "Affiliate" means any Person (other than Lender): (a) directly or indirectly controlling, controlled by, or under common control with any Loan Party; (b) directly or indirectly owning or holding five percent (5%) or more of any equity interest in Borrower; or (c) five percent (5%) or more of whose voting stock or other equity interest having ordinary voting power for the election of directors or the power to direct or cause the direction of management, is directly or indirectly owned or held by Borrower; or (d) which has a senior executive officer who is also a senior executive officer of Borrower. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or other equity interest, or by contract or otherwise.

     "Agreement" means this Loan and Security Agreement as it may be amended, restated supplemented or otherwise modified from time to time.

     "Asset Disposition" means the disposition, whether by sale, lease, transfer, loss, damage, destruction, condemnation or otherwise, of any or all of the assets of Borrower or any of its Subsidiaries other than sales of Inventory in the ordinary course of business.

     "Bank Letter of Credit" means each letter of credit issued by a bank acceptable to and approved by Lender for the account of Borrower and supported by a Risk Participation Agreement.

     "Base Rate" means a variable rate of interest per annum equal to the higher of (a) the rate of interest from time to time published by the Board of Governors of the Federal Reserve System as the "Bank Prime Loan" rate in Federal Reserve Statistical Release H.15(519) entitled "Selected Interest Rates" or any successor publication of the Federal Reserve System reporting the Bank Prime Loan rate or its equivalent, or (b) the Federal Funds Effective Rate. The statistical release generally sets forth a Bank Prime Loan rate for each Business Day. In the event the Board of Governors of the Federal Reserve System ceases to publish a Bank Prime Loan rate or its equivalent, the term "Base Rate" shall mean a variable rate of interest per annum equal to the highest of the "prime rate", "reference rate", "base rate", or other similar rate announced from time to time by any of Bankers Trust Company, or The Chase Manhattan Bank, N.A., or their successors (with the understanding that any such rate may merely be a reference rate and may not necessarily represent the lowest or best rate actually charged to any customer by any such bank).

     "Base Rate Loans" means Loans bearing interest at rates determined by reference to the Base Rate.

     "Blocked Accounts" has the meaning assigned to that term in subsection 5.6.
                                                                 --------------

     "Borrower" has the meaning assigned to that term in the preamble to this Agreement.

     "Borrowing Base" has the meaning assigned to that term in subsection
                                                               ----------
2.1(A).
------

     "Borrowing Base Certificate" means a certificate and assignment schedule duly executed by an officer of Borrower appropriately completed and in substantially the form of Exhibit A.
                          ---------

     "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the States of Illinois, Pennsylvania or California, or is a day on which banking institutions located in any such state are closed or, for the purposes of LIBOR Loans only, a day on which commercial banks are open for dealings in Dollar deposits in the London, England (UK) market.

     "CAPEX Advance" means each advance made by Lender under the CAPEX Loan Commitment pursuant to subsection 2.1(C).
                       -----------------

     "CAPEX Loan" means the outstanding balance of all CAPEX Advances.

     "CAPEX Loan Commitment" means the commitment of Lender to make CAPEX Advances pursuant to subsection 2.1(C).
                     -----------------

     "CAPEX Note" or "CAPEX Notes" means each promissory note of Borrower in substantially the form of Exhibit B, issued pursuant to subsection 2.1(E).
                          ---------                     -----------------

     "Capital Lease" means any lease of any property (whether real, personal or mixed) that, in conformity with GAAP, should be accounted for as a capital lease.

     "Cash Equivalents" means: (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within six (6) months from the date of acquisition thereof;
(b) commercial paper maturing no more than six (6) months from the date issued and, at the time of acquisition, having a rating of at least A-1 from Standard & Poor's Corporation or at least P-1 from Moody's Investors Service, Inc.; and (c) certificates of deposit or bankers' acceptances maturing within six (6) months from the date of issuance thereof issued by, or overnight reverse repurchase agreements from, any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus of not less than $250,000,000 and not subject to setoff rights in favor of such bank.

     "Closing Date" means November 18, 1996.

     "Collateral" has the meaning assigned to that term in subsection 2.7.
                                                           --------------

     "Collecting Bank" has the meaning assigned to that term in subsection 5.6.
                                                                --------------

     "Commitment" or "Commitments" means the commitment or commitments of Lender to make Loans as set forth in subsections 2.l(A) and 2.1(B) and to provide
                              -----------------------------
Lender Letters of Credit as set forth in subsection 2.1(G).
                                         -----------------

     "Compliance Certificate" means a certificate duly executed by the chief executive officer or chief financial officer of Borrower appropriately completed and in substantially the form of Exhibit C.
                                 ---------

     "Default" means a condition, act or event that, after notice or lapse of time or both, would constitute an Event of Default if that condition or event were not cured or removed within any applicable grace or cure period.

     "Default Rate" has the meaning assigned to that term in subsection 2.2.
                                                             --------------

     "EBITDA" means, for any period, without duplication, the total of the following for Borrower and its Subsidiaries on a consolidated basis, each calculated for such period: (1) net income determined in accordance with GAAP; plus, to the extent included in the calculation of net income, (2) the sum of (a) income and franchise taxes paid or accrued; (b) Interest Expenses, net of interest income, paid or accrued; (c) interest paid in kind; (d) amortization and depreciation and (e) other non-cash charges (excluding accruals for cash expenses made in the ordinary course of business); less, to the extent included in the calculation of net income, (3) the sum of (a) the income of any Person other than wholly-owned Subsidiaries of Borrower in which Borrower or a wholly owned Subsidiary of Borrower has an ownership interest except to the extent such income is received by Borrower or such wholly-owned Subsidiary in a cash distribution during such period; and (b) gains or losses from sales or other dispositions of assets (other than Inventory in the normal course of business), each of the foregoing to exclude extraordinary or non-recurring gains or losses.

     "Eligible Inventory" has the meaning assigned to that term in subsection
                                                                   ----------
2.1(B).
------

     "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of any Loan Party
   ------------
or any ERISA Affiliate or (b) has at any time within the preceding six (6) years been maintained for the employees of any Loan Party or any current or former ERISA Affiliate.

     "Environmental Claims" means claims, liabilities, investigations, litigation, administrative proceedings, judgments or orders relating to Hazardous Materials.

     "Environmental Laws" means any present or future federal, state or local law, rule, regulation or order relating to pollution, waste, disposal or the protection of human health or safety, plant life or animal life, natural resources or the environment.

     "Equipment" means all "equipment" (as defined in the UCC), including, without limitation, all furniture, furnishings, fixtures, machinery, motor vehicles, trucks, trailers, vessels, aircraft and rolling stock and all parts thereof and all additions and accessions thereto and replacements therefor.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

     "ERISA Affiliate", as applied to any Loan Party, means any Person who is a member of a group which is under common control with any Loan Party, who together with any Loan Party is treated as a single employer within the meaning of Section 414(b) and (c) of the IRC.
   ----------------------

     "Event of Default" means each of the events set forth in subsection 8.1.
                                                              --------------

     "Federal Funds Effective Rate" means, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the immediately following Business Day by the Federal

Reserve Bank of New York or, if such rate is not published for any Business Day, the average of the quotations for the day of the requested Loan received by Lender from three Federal funds brokers of recognized standing selected by Lender.

     "Fiscal Year" means each fifty-two or fifty-three week period ending on the Saturday which is nearest the end of May in each year.

     "Funding Date" means the date of each funding of a Loan or issuance of a Lender Letter of Credit.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination.

     "Hazardous Material" means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any Environmental Laws or regulations as "hazardous substances", "hazardous materials", "hazardous wastes", "toxic substances" or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, or toxicity; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; and (d) asbestos in any form or electrical equipment which contains any oil or dielectric fluid containing polychlorinated biphenyls.

     "Indebtedness", as applied to any Person, means without duplication: (a) all indebtedness for borrowed money; (b) obligations under leases which in accordance with GAAP constitute Capital Leases; (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money; (d) any obligation owed for all or any part of the deferred purchase price of property or services if the purchase price is due more than six months from the date the obligation is incurred or is evidenced by a note or similar written instrument; (e) all indebtedness secured by any Lien on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non recourse to the credit of that Person; (f) obligations in respect of letters of credit and (g) any advances under any factoring arrangement.

     "Intellectual Property" means all present and future designs, patents, patent rights and applications therefor, trademarks and registrations or applications therefor, trade names, inventions, copyrights and all applications and registrations therefor, software or computer programs, license rights, trade secrets, methods, processes, know-how, drawings, specifications, descriptions, and all memoranda, notes and records with respect to any research and development, whether now owned or hereafter acquired, all goodwill associated with any of the foregoing, and proceeds of all of the foregoing, including, without limitation, proceeds of insurance policies thereon.

     "Interest Coverage" means, for any period, EBITDA divided by Interest
                                                       ----------
Expenses.

     "Interest Expenses" means, without duplication, for any period, the following, for Borrower and its Subsidiaries each calculated for such period: interest expenses deducted in the determination of net income (excluding (i) the amortizati on of fees and costs with respect to the transactions contemplated by this Agreement which have been capitalized as transaction costs in accordance with the provisions of subsection 1.2; and (ii) interest paid in kind).

     "Interest Period" has the meaning assigned to that term in subsection
                                                                ----------
2.2(B).
------

     "Interest Rate" has the meaning assigned to that term in subsection 2.2(A).
                                                              -----------------

     "Inventory" means all "inventory" (as defined in the UCC) including, without limitation, finished goods, raw materials, work in process and other materials and supplies used or consumed in a Person's business, and goods which are returned or repossessed.

     "Inventory Report" means a report duly executed by an officer of Borrower appropriately completed and in substantially the form of Exhibit D.
                                                         ---------

     "IRC" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder. "

     "Kayne Anderson" means Kayne Anderson Investment Management, Inc., KAIM Non-Traditional, L.P., Kayne Anderson Non-Traditional Investments, L.P., ARBCO Associates, L.P., Offense Group Associates, L.P., and Opportunity Associates, L.P. and each of their affiliates.

     "Landlord Lien" means a Lien on Collateral of Borrower in favor of a lessor, sublessor, landlord or owner, as the case may be, pursuant to a lease, sublease or other agreement, existing as of the date hereof or hereafter, entered into by Borrower as lessee, sublessee or tenant, as the case may be, or pursuant to applicable laws, which Lien is prior to or will prime the Lien of Lender on such Collateral.

     "Landlord Waiver" means an agreement whereby the lessor, sublessor, landlord or owner, as the case may be, of real property leased or rented by Borrower waives in favor of Lender certain of its rights created under the respective lease, sublease or other agreement, or by operation of law, including without limitation Landlord Liens, and grants Lender access to the Collateral, such agreement to be in form and substance acceptable to Lender.

     "Lender" means Heller Financial, Inc., together with its successors and permitted assigns pursuant to subsection 9.1.
                              --------------

     "Lender Letter of Credit" has the meaning assigned to that term in subsection 2.1(G).
-----------------

     "Lender's Account" means ABA No. 0710-0001-3, Account No. 52-98695 at First National Bank of Chicago, One First National Plaza, Chicago, IL 60670,
Reference: Heller Business Credit for the benefit of The Right Start, Inc.

     "Letter of Credit Inventory" has the meaning set forth in subsection
                                                               ----------
2.1(A)(1).
---------

     "Letter of Credit Liability" means, at any time, all reimbursement and other liabilities of Borrower or any of its Subsidiaries with respect to each Lender Letter of Credit, whether contingent or otherwise, including: (a) the amount available to be drawn or which may become available to be drawn; (b) all amounts which have been paid or made available by Lender issuing a Lender Letter of Credit or any bank issuing a Bank Letter of Credit to the extent not reimbursed; and (c) all unpaid interest, fees and expenses related thereto.

     "Letter of Credit Reserve" means, at any time, an amount equal to (a) the aggregate amount of Letter of Credit Liability with respect to all Lender Letters of Credit outstanding at such time plus, without duplication, (b) the
                                           ----
aggregate amount theretofore paid by Lender under Lender Letters of Credit and not debited to the Loan Account pursuant to subsection 2.1(G)(2) or otherwise
                                            --------------------
reimbursed by Borrower.

     "Liabilities" shall have the meaning given that term in accordance with GAAP and shall include Indebtedness.

     "LIBOR" means, for each Interest Period, a rate of interest equal to:

     (a) the rate of interest determined by Lender at which deposits in Dollars for the relevant Interest Period are offered based on information presented on the Reuters Screen LIBOR Page as of 11:00 A.M. (London time) on the day which is two (2) Business Days prior to the first day of such Interest Period; provided that if at least two such offered rates appear on the Reuters Screen LIBOR Page in respect of such Interest Period, the arithmetic mean of all such rates (as determined by Lender) will be the rate used; provided further that if Reuters ceases to provide LIBOR quotations, such rate shall be the average rate of interest determined by Lender at which deposits in Dollars are offered for the relevant Interest Period by Bankers Trust Company, The Chase Manhattan Bank, N.A., or its successors, to prime banks in the London interbank market as of 11:00 A.M. (London time) on the applicable interest rate determination date, divided by

     (b) a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) Business Days prior to the beginning of such Interest Period (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto, as now and from time to time in effect) for Eurocurrency funding (currently referred to as

"Eurocurrency Liabilities" in Regulation D of such Board) which are required to be maintained by a member bank of the Federal Reserve System;

(such rate to be adjusted to the nearest one sixteenth of one percent (1/16 of 1%) or, if there is not a nearest one sixteenth of one percent (1/16 of 1%), to the next higher one sixteenth of one percent (1/16 of 1%).

     "LIBOR Loans" means at any time that portion of the Loans bearing interest at rates determined by reference to LIBOR.

     "Lien" means any lien, mortgage, pledge, security interest, charge or encumbrance of any kind, whether voluntary or involuntary (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

     "Loan" or "Loans" means an advance or advances under the Revolving Loan Commitment or the CAPEX Loan Commitment.

     "Loan Documents" means this Agreement, the CAPEX Note, the Trademark Security Agreement and all other instruments, documents and agreements executed by or on behalf of Borrower and delivered concurrently herewith or at any time hereafter to or for Lender in connection with the Loans, the CAPEX Loan, any Lender Letter of Credit, and other transactions contemplated by this Agreement, all as amended, restated, supplemented or modified from time to time.

     "Loan Party" means, each of Borrower, Borrower's Subsidiaries and any other Person (other than Lender) which is or becomes a party to any Loan Document.

     "Loan Year" means each period of twelve (12) consecutive months commencing on the Closing Date and on each anniversary thereof.

     "Material Adverse Effect" means a material adverse effect upon (a) the business, operations, prospects, properties, assets or condition (financial or otherwise) of any Loan Party on an individual basis or taken as a whole or (b) the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party or Lender to enforce or collect any of the Obligations.

     "Maximum Revolving Loan Amount" has the meaning assigned to that term in subsection 2.1(A).
-----------------

     "Mortgage" means each of the mortgages, deeds of trust, leasehold mortgages, leasehold deeds of trust, collateral assignments of leases or other real estate security documents delivered by any Loan Party to Lender, with respect to Mortgaged Property, all in form and substance satisfactory to Lender.

     "Mortgaged Property" has the meaning assigned to that term in subsection
                                                                   ----------
5.15.
----

     "Net Worth" means, as of any date, the sum of the capital stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) calculated in conformity with GAAP.

     "Notice of Borrowing" has the meaning assigned to that term in subsection
                                                                    ----------
2.1(D).
------

     "Obligations" means all obligations, liabilities and indebtedness of every nature of each Loan Party from time to time owed to Lender under the Loan Documents including the principal amount of all debts, claims and indebtedness (whether incurred before or after the Termination Date), accrued and unpaid interest and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and/or from time to time hereafter owing, due or payable including, without limitation, all interest, fees, costs and expenses accrued or incurred after the filing of any petition under any bankruptcy or insolvency law.

     "Permitted CAPEX Expenditures" means costs and expenses, including the purchase of Equipment, incurred in connection with the opening of new retail stores of Borrower opening on or after June 1, 1996, but excluding all costs and expenses relating to Inventory.

     "Permitted Encumbrances" means the following types of Liens: (a) Liens (other than Liens relating to Environmental Claims or ERISA) for taxes, assessments or other governmental charges not yet due and payable; (b) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen and other similar liens imposed by law, which are incurred in the ordinary course of business (1) for sums not more than thirty (30) days delinquent or (2) that are being diligently contested in good faith, provided that adequate reserves with
                                          --------
respect thereto are maintained on the books of Borrower in conformity with GAAP and, if required by Lender, a reserve is established against the Borrowing Base;
(c) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money); (d) easements, rights-of-way, restrictions, and other similar charges or encumbrances not interfering in any material respect with the ordinary conduct of the business of any Loan Party or any of its Subsidiaries; (e) Liens for purchase money obligations, provided that (1) the Indebtedness secured by any such Lien is permitted under subsection 7.1, and (2) such Lien encumbers only the asset so
                --------------
purchased; (f) Liens in favor of Lender; (g) Landlord Liens; (h) cash collateral for letters of credit outstanding on the Closing Date and issued pursuant to that certain Loan Agreement dated as of June 12, 1995, by and between The Right Start, Inc., as borrower and Wells Fargo Bank, National Association, as lender, in an amount not to exceed $300,000; and (i) Liens set forth on Schedule 1.1(A).
                                                                ---------------

     "Person" means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     "Projections" means Borrower's forecasted consolidated and consolidating:
(a) balance sheets; (b) profit and loss statements; (c) cash flow statements; and (d) capitalization statements, all prepared on a division by division and Subsidiary by Subsidiary basis and otherwise consistent with Borrower's historical financial statements, together with appropriate supporting details and a statement of underlying assumptions.

     "Rent Reserve" means a reserve against the Borrowing Base for a store located in a Statutory Landlord Lien State where Eligible Inventory is located, in such amount as Lender, in its reasonable discretion, may require, but in no event in excess of the maximum amount which could be secured under any Landlord Lien arising under the laws or any other applicable authority of the respective Statutory Landlord Lien State.

     "Restricted Junior Payment" means: (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Borrower or any of its Subsidiaries now or hereafter outstanding, except a dividend payable solely with shares of the class of stock on which such dividend is declared; (b) any payment or prepayment of principal of, premium, if any, or interest on, or any redemption, conversion, exchange, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Subordinated Debt or any shares of any class of stock of Borrower or any of its Subsidiaries now or hereafter outstanding, or the issuance of a notice of an intention to do any of the foregoing; (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Borrower or any of its Subsidiaries now or hereafter outstanding; and (d) any payment by Borrower or any of its Subsidiaries of any management, consulting or similar fees to any Affiliate, whether pursuant to a management agreement or otherwise.

     "Revolving Advance" means each advance made by Lender pursuant to subsection 2.1(A).
-----------------

     "Revolving Loan" means the outstanding balance of all Revolving Advances and any amounts added to the principal balance of the Revolving Loan pursuant to this Agreement.

     "Revolving Loan Commitment" means the commitment of Lender to make Revolving Advances and to issue Lender Letters of Credit pursuant to subsection
                                                                     ----------
2.1 (G), in the aggregate not to exceed at anytime $10,000,000.
-------

     "Risk Participation Agreement" has the meaning assigned to that term in subsection 2.1(G).
-----------------

     "Statutory Landlord Lien State" means each jurisdiction which, by operation of statute or other law, may give rise to Landlord Liens.

     "Subordinated Debt" means the Indebtedness of Borrower under that certain Convertible Debenture dated as of October 11, 1996, in the principal amount of $2,842,000, made by Borrower in favor of Cahill Warnock Strategic Partners, L.P., and that certain Convertible Debenture, dated as of October 11, 1996, in the principal amount of $158,000, made by Borrower in favor of Strategic Associates, L.P.

     "Subsidiary" means, with respect to any Person, any corporation, association or other business entity of which more than fifty percent (50%) of the total voting power of shares of stock (or equivalent ownership or controlling interest) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other subsidiaries of that Person or a combination thereof.

     "Termination Date" means the date this Agreement is terminated as set forth in subsection 2.5.
   --------------

     "Total Loan Commitment" means the aggregate commitment of Lender with respect to the Revolving Loan Commitment and the CAPEX Loan Commitment.

     "Trademark Security Agreement" means the confirmation and grant of security interest in trademark and trademark applications by Borrower in a form reasonably acceptable to Lender, as such agreement may be amended, restated, supplemented or otherwise modified from time to time.

     "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of Illinois, as amended from time to time, and any successor statute.

     "Warehouse Agreement" means an agreement and related documents in favor of Lender executed by each consignee, warehouseman, third-party distribution service, bailee or other Person retained by Borrower to store, transfer, distribute or otherwise handle Inventory of Borrower, including without limitation the Jay Group, Inc., and USCO Distribution Services, Inc., such agreement and related documents to be in form and substance acceptable to Lender.

     1.2 Accounting Terms. For purposes of this Agreement, all accounting terms
         ----------------
not otherwise defined herein shall have the meanings assigned to such terms in conformity with GAAP. Financial statements and other information furnished to Lender pursuant to subsection 5.1 shall be prepared in accordance with GAAP (as in effect at the time of such preparation) on a consistent basis. In the event any "Accounting Changes" (as defined below) shall occur and such changes affect financial covenants, standards or terms in this Agreement, then Borrower and Lender agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the financial condition of Borrower shall be the same after such Accounting Changes as if such Accounting Changes had not been made, and until such time as such an amendment shall have been executed and delivered by Borrower and Lender, (A) all financial covenants, standards and terms in this Agreement shall be calculated and/or construed as if such Accounting Changes had not been made, and (B) Borrower shall prepare footnotes to each Compliance Certificate and the financial statements required to be delivered hereunder that show the differences between the financial statements delivered (which reflect such Accounting Changes) and the basis for calculating financial covenant compliance (without reflecting such Accounting Changes). "Accounting Changes" means: (a) changes in accounting principles required by GAAP and implemented by Borrower; and (b) changes in accounting principles recommended by Borrower's certified public accountants. All such adjustments resulting from expenditures made subsequent to the Closing Date (including, but not limited to, capitalization of costs and expenses or payment of pre-Closing Date liabilities) shall be treated as expenses in the period the expenditures are made and deducted as part of the calculation of EBITDA in such period.

     1.3 Other Definitional Provisions. References to "Sections", "subsections",
         -----------------------------
"Exhibits" and "Schedules" shall be to Sections, subsections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. Any of the terms defined in subsection 1.1 may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. In this Agreement, words importing any gender include the other genders; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to agreements and other contractual instruments shall be deemed to include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments, assignments and other modifications are not prohibited by the terms of this Agreement or any other Loan Document; references to Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons; and all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations.


                        SECTION 2  LOANS AND COLLATERAL

     2.1  Loans.
          -----

          (A)  Revolving Loan.  Subject to the terms and conditions of this
               --------------
Agreement and in reliance upon the representations and warranties of Borrower and the other Loan Parties set forth herein and in the other Loan Documents, Lender agrees to lend to Borrower from time to time an aggregate amount not to exceed at any time $10,000,000, as reduced by Section 2.4(B). Amounts borrowed
                                              --------------
under this subsection 2.1(A) may be repaid and reborrowed at any time prior to
           -----------------
the earlier of (i) the termination of the Revolving Loan Commitment pursuant to subsection 8.3 or (ii) the Termination Date. Lender shall have no obligation to
--------------
make a Revolving Advance to the extent any requested advance would cause the Revolving Loan (after giving effect to any immediate application of the proceeds thereof) to exceed the Maximum Revolving Loan Amount; provided that Lender may, in its sole discretion, elect from time to time to make Loans in excess of the Maximum Revolving Loan Amount.

               (1) "Maximum Revolving Loan Amount" means, as of any date of determination, the lesser of (a) the Revolving Loan Commitment minus the Letter of Credit Reserve or (b) the Borrowing Base minus the Letter of Credit Reserve.

               (2) "Borrowing Base" means, as of any date of determination, an amount equal to (a) sixty percent (60%) of Eligible Inventory plus (b)(i) sixty
                                                              ----
percent (60%) of Inventory ordered but not received, the payment for which is to be made under documentary Lender Letters of Credit ("Letter of Credit Inventory") less (ii) duty and freight due with respect to the Letter of Credit
            ----
Inventory, less in each case such reserves as Lender, in its reasonable discretion, may elect to establish, including, but not limited to, a Rent Reserve.

          (B) Eligible Collateral.
              -------------------

     "Eligible Inventory" means, as at any date of determination, the value (determined at the lower of cost or market on a first-in, first-out basis) of all finished goods Inventory owned by and in the possession of Borrower and located in the United States of America or Canada that Lender, in its reasonable credit judgment, deems to be eligible for borrowing purposes. Without limiting the generality of the foregoing, unless otherwise agreed by Lender, the following is not Eligible Inventory: (a) raw materials or work-in-process that is not readily marketable in its current form; (b) finished goods which do not meet the specifications of the purchase order for such goods; (c) Inventory which Lender determines, is unacceptable for borrowing purposes due to age, quality, type, category and/or quantity; (d) Inventory returned as defective or otherwise unsuitable for its intended use; (e) Inventory with respect to which Lender does not have a valid, first priority and fully perfected security interest; (f) Inventory with respect to which there exists any Lien in favor of any Person other than Lender, except Permitted Encumbrances; (g) Inventory produced in violation of the Fair Labor Standards Act and subject to the so-called "hot goods" provisions contained in Title 29 U.S.C. (S) 215(a)(i); (h) Inventory located at a store in a Statutory Landlord Lien State, unless (1) an enforceable Landlord Waiver in form and substance reasonably acceptable to Lender has been obtained with respect to such location or (2) a Rent Reserve has been established with respect to such location and such Rent Reserve is less than the value of Eligible Inventory at such location; and (i) Inventory stored, transferred, distributed or otherwise handled by a consignee, warehouseman, third-party distribution service, bailee or other Person who has not executed and delivered a Warehouse Agreement.

          (C)  CAPEX Line.  Subject to the terms and conditions of this
               ----------
Agreement and in reliance upon the representations and warranties of Borrower and the other Loan Parties set forth herein and in the other Loan Documents, Lender agrees to lend to Borrower each CAPEX Advance from time to time requested by Borrower prior to the second anniversary of the Closing Date, the aggregate amount of which shall not exceed $3,000,000. The principal amount of each CAPEX Advance shall not (i) exceed an amount equal to one hundred percent (100%) of the Permitted CAPEX Expenditures to be paid with the proceeds of such CAPEX Advance or (ii) be less than $50,000. Amounts borrowed under this subsection
                                                                  ----------
2.1(C) and prepaid may not be reborrowed. On the second anniversary of the
------
Closing Date, the then outstanding CAPEX Loan shall convert to a term loan, payable in three equal quarterly installments of principal equal to

1/12th of the outstanding principal balance of the CAPEX Loan on the second anniversary of the Closing Date, with the remaining outstanding balance due and payable on the Termination Date.

          (D) Borrowing Mechanics. (1) LIBOR Loans made on any Funding Date
              -------------------
shall be in an aggregate minimum amount of $500,000 and integral multiples of $100,000 in excess of such amount. (2) On any day Borrower desires an advance under this subsection 2.1, Borrower shall give Lender telephonic notice of the
           --------------
proposed borrowing by 11:00 a.m. (Central time) on the Funding Date of a Base Rate Loan and three (3) Business Days in advance of the Funding Date of a LIBOR Loan, which notice (a "Notice of Borrowing") shall also specify the proposed Funding Date (which shall be a Business Day), whether such Loans shall consist of Base Rate Loans or LIBOR Loans, and for LIBOR Loans the Interest Period applicable thereto. Any such telephonic notice shall be confirmed in writing on the same day. Lender shall not incur any liability to Borrower for acting upon any telephonic notice Lender believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of Borrower or for otherwise acting in good faith under this subsection 2.1(D). Lender will not
                                              -----------------
make any advance pursuant to any telephonic notice unless Lender has also received the most recent Borrowing Base Certificate and all other documents required under subsection 5.1 by 11:00 a.m. (Chicago time). Each Revolving
               --------------
Advance shall be deposited by wire transfer in immediately available funds in such account as Borrower may from time to time designate to Lender in writing. The becoming due of any amount required to be paid under this Agreement or any of the other Loan Documents as principal, accrued interest and fees shall be deemed irrevocably to be a request by Borrower for a Revolving Advance on the due date of, and in the amount required to pay, such principal, accrued interest and fees, and the proceeds of each such Revolving Loan if made by Lender shall be disbursed by Lender by way of direct payment of the relevant obligation. (3) When Borrower desires a CAPEX Advance pursuant to subsection 2.1(B), Borrower
                                                  -----------------
shall give Lender written notice of the proposed borrowing no less than three
(3) days prior to the requested Funding Date thereof. Prior to making any CAPEX Advance, Lender shall have received a certification by an officer of Borrower that (a) Permitted CAPEX Expenditures have been incurred in conjunction with the opening of a new retail store or stores of Borrower (as identified in such certification) and (b) they have not been incurred for any improper purpose or in violation of this Agreement or any Loan Documents, and such other documentation as Lender shall reasonably request. Each CAPEX Advance shall be deposited in immediately available funds in such account as Borrower may from time to time designate to Lender in writing.

          (E) CAPEX Note. Borrower shall execute and deliver to Lender with
              ----------
appropriate insertions a CAPEX Note to evidence the CAPEX Loan Commitment. In the event of an assignment under subsection 9.1, Borrower shall, upon surrender of the assigning Lender's CAPEX Notes, issue new CAPEX Notes to reflect the interest held by the assigning Lender and its assignee.

          (F) Evidence of Revolving Loan Obligations.  Each Revolving Advance
              --------------------------------------
shall be evidenced by this Agreement and notations made from time to time by Lender in its books and records, including computer records. Lender's books and records shall constitute presumptive evidence, absent manifest error, of the accuracy of the information contained therein. Failure by the Lender to make any such notation or record shall not affect the obligations of Borrower to Lender with respect to the Revolving Loans.

          (G) Letters of Credit. Subject to the terms and conditions of this
              -----------------
Agreement and in reliance upon the representations and warranties of Borrower herein set forth, the Revolving Loan Commitment may, in addition to Revolving Advances, be utilized, upon the request of Borrower, for (i) the issuance of letters of credit by Lender or (ii) the issuance by Lender of risk participations (a "Risk Participation Agreement") to banks to induce the bank to issue letters of credit for the account of Borrower (each of (i) and (ii) above, a "Lender Letter of Credit"). In no event shall any Lender Letter of Credit be issued to the extent that the issuance of such Lender Letter of Credit would cause the sum of the Letter of Credit Reserve (after giving effect to such issuance) plus the Revolving Loan to exceed the lesser of (x) the Borrowing Base and (y) the Revolving Loan Commitment.

               (1) Maximum Amount. The aggregate amount of Letter of Credit
                   --------------
Liability with respect to all Lender Letters of Credit outstanding at any time shall not exceed $1,000,000.

               (2) Reimbursement.  Borrower shall be irrevocably and
                   -------------
unconditionally obligated forthwith without presentment, demand, protest or other formalities of any kind, to reimburse Lender for any amounts paid by Lender with respect to a Lender Letter of Credit including all fees, costs and expenses paid by Lender to any bank that issues a Bank Letter of Credit. Borrower hereby authorizes and directs Lender, at Lender's option, to debit Borrower's account (by increasing the Revolving Loan) in the amount of any payment made by Lender with respect to any Lender Letter of Credit. All amounts paid with respect to any Lender Letter of Credit that are not immediately repaid by Borrower with the proceeds of a Revolving Advance or otherwise shall bear interest at the Default Rate applicable to Base Rate Revolving Loans.

               (3) Conditions of Issuance.  In addition to all other terms and
                   ----------------------
conditions set forth in this Agreement, the issuance of any Lender Letter of Credit shall be subject to the satisfaction of all conditions applicable to Revolving Advances, and the conditions that the letter of credit which Borrower requests be in such form, be for such amount, contain such terms and support such transactions as are reasonably satisfactory to Lender. The expiration date of each Lender Letter of Credit shall be on a date which is at least thirty (30) days prior to the Termination Date.

               (4) Request for Letters of Credit. Borrower shall give Lender at
                   -----------------------------
least three (3) Business Days prior notice specifying the date a Lender Letter of Credit is to be issued, identifying the beneficiary and describing the nature of the transactions proposed to be supported thereby. The notice shall be accompanied by the form of the letter of credit being requested.

          (H) Other Letter of Credit Provisions.
              ---------------------------------

               (1)  Obligations Absolute.  The obligation of Borrower to
                    --------------------
reimburse Lender for payments made under, and other amounts payable in connection with, any Lender Letter of Credit shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following circumstances:

                    (a) any lack of validity or enforceability of any Lender Letter of Credit, Bank Letter of Credit or any other agreement;

                    (b) the existence of any claim, set-off, defense or other right which Borrower, any of its Affiliates, or Lender, on the one hand, may at any time have against any beneficiary or transferee of any Lender Letter of Credit or Bank Letter of Credit (or any Persons for whom any such transferee may be acting), Lender or any other Person, on the other hand, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between Borrower or any of its Affiliates and the beneficiary of the letter of credit);

                    (c) any draft, demand, certificate or any other document presented under any Lender Letter of Credit or Bank Letter of Credit is alleged to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                    (d) payment under any Lender Letter of Credit, or Bank Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Lender Letter of Credit provided that, in the case of any payment by Lender under any Lender Letter of Credit, Lender has not acted with gross negligence or willful misconduct (as determined by a court of competent jurisdiction) in determining that the demand for payment under such Lender Letter of Credit complies on its face with any applicable requirements for a demand for payment under such Lender Letter of Credit;

                    (e) any other circumstance or happening whatsoever, which is similar to any of the foregoing; or

                    (f) the fact that a Default or an Event of Default shall have occurred and be continuing.

          (2) Nature of Duties. As between Lender and Borrower, Borrower assumes
              ----------------
all risks of the acts and omissions of, or misuse of any Lender Letter of Credit by the beneficiary thereof. In furtherance and not in limitation of the foregoing, Lender shall not be responsible: (a) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document by any party in connection with the application for and issuance of any Lender Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (b) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Lender Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (c) for failure of the beneficiary of any Lender Letter of Credit to comply fully with conditions required in order to demand payment thereunder; provided that, in the case of any payment by Lender under any Lender Letter of Credit, Lender has not acted with gross negligence or willful misconduct (as determined by a court of competent jurisdiction) in determining that the demand for payment under such Lender Letter of Credit complies on its face with any applicable requirements for a demand for payment thereunder; (d) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (e) for errors in interpretation of technical terms; (f) for any loss or delay in the transmission or otherwise of any document required in order to make a payment under any Lender Letter of Credit;
(g) for the credit of the proceeds of any drawing under any Lender Letter of Credit; and (h) for any consequences arising from causes beyond the control of Lender. None of the above shall affect, impair, or prevent the vesting of any of Lender's rights or powers hereunder.

     2.2  Interest
          --------
          (A)  Rate of Interest.  The Loans and all other Obligations shall bear
               ----------------
interest from the date such Loans are made or such other Obligations become due to the date paid at a rate per annum equal to (i) in the case of Base Rate Loans and other Obligations for which no other interest rate is specified, the Base Rate plus (a) one percent (1.0%) with respect to the Revolving Loan and such other Obligations and (b) one-and-one-half percent (1.5%) with respect to the CAPEX Loan and (ii) in the case of LIBOR Loans, LIBOR plus (a) three-and-one-quarter percent (3.25%) with respect to the Revolving Loan, and (b) three-and-three quarters percent (3.75%) with respect to the CAPEX Loan (the "Interest Rate"). The applicable basis for determining the rate of interest shall be selected by Borrower initially at the time a Notice of Borrowing is given pursuant to subsection 2.1(D). The basis for determining the interest rate with
            -----------------
respect to any Loan or a portion of any Loan may be changed from time to time pursuant to subsection 2.2(E). If on any day a Loan or a portion of any Loan is
            -----------------
outstanding with respect to which notice has not been delivered to Lender in accordance with the terms of this Agreement specifying the basis for determining the rate of interest, then for that day that Loan or portion thereof shall bear interest determined by reference to the Base Rate.

After the occurrence and during the continuance of an Event of Default (i) the Loans and all other Obligations shall, at Lender's option, bear interest at a rate per annum equal to two percent (2.0%) plus the applicable Interest Rate (the "Default Rate"), (ii) each LIBOR Loan shall automatically convert to a Base Rate Loan at the end of any applicable Interest Period and (iii) no Loans may be converted to LIBOR Loans.

          (B) Interest Periods. In connection with each LIBOR Loan, Borrower
              ----------------
shall elect an interest period (each an "Interest Period") to be applicable to such Loan, which Interest Period shall be either a one, two, three or six month period; provided that:

               (1) the initial Interest Period for any LIBOR Loan shall commence on the Funding Date of such Loan;

               (2) in the case of successive Interest Periods, each successive Interest Period shall commence on the day on which the immediately preceding Interest Period expires;

               (3) if an Interest Period expiration date is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided that if any Interest Period expiration date is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;

               (4) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to part
(5), below, end on the last Business Day of a calendar month;

               (5)  no Interest Period shall extend beyond the Termination Date;

               (6) no Interest Period may extend beyond a scheduled principal payment date unless the sum of (a) the aggregate principal amount of Loans that are Base Rate Loans or that have Interest Periods expiring on or before such date and (b) the available, unused Revolving Loan Commitment or Borrowing Base equals or exceeds the principal amount required to be paid on the Loans on such date; and

               (7) there shall be no more than three (3) Interest Periods relating to LIBOR Loans outstanding at any time.

          (C) Computation and Payment of Interest. Interest on the Loans and all
              -----------------------------------
other Obligations shall be computed on the daily principal balance on the basis of a 360 day year for the actual number of days elapsed in the period during which it accrues. In computing interest on any Loan, the date of funding of the Loan or the first day of an Interest Period applicable to such Loan or, with respect to a Base Rate Loan being converted from a LIBOR Loan, the date of conversion of such LIBOR Loan to such Base Rate Loan, shall be included; and the date of payment of such Loan or the expiration date of an Interest Period applicable to such Loan, or with respect to a Base Rate Loan being converted to a LIBOR Loan, the date of conversion of such Base Rate Loan to such LIBOR Loan, shall be excluded; provided that if a Loan is repaid on the same day on which it
                   --------
is made, one day's interest shall be paid on that Loan. Interest on Base Rate Loans and all other Obligations other than LIBOR Loans shall be payable to Lender monthly in arrears on the first day of each month, on the date of any prepayment of Loans, and at maturity, whether by acceleration or otherwise. Interest on LIBOR Loans shall be payable to Lender on the last day of the applicable Interest Period for such Loan, on the date of any prepayment of the Loans, and at maturity, whether by acceleration or otherwise. In addition, for each LIBOR Loan having an Interest Period longer than three (3) months, interest accrued on such Loan shall also be payable on the last day of each three (3) month interval during such Interest Period.

          (D) Interest Laws. Notwithstanding any provision to the contrary
              -------------
contained in this Agreement or any other Loan Document, Borrower shall not be required to pay, and Lender shall not be permitted to collect, any amount of interest in excess of the maximum amount of interest permitted by applicable law ("Excess Interest"). If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Agreement or in any other Loan Document, then in such event: (1) the provisions of this subsection shall govern and control; (2) neither Borrower nor any other Loan Party shall be obligated to pay any Excess Interest; (3) any Excess Interest that Lender may have received hereunder shall be, at Lender's option, (a) applied as a credit against the outstanding principal balance of the Obligations or accrued and unpaid interest (not to exceed the maximum amount permitted by law), (b) refunded to the payor thereof, or (c) any combination of the foregoing; (4) the interest rate(s) provided for herein shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable law (the "Maximum Rate"), and this Agreement and the other Loan Documents shall be deemed to have been and shall be, reformed and modified to reflect such reduction; and (5) neither Borrower nor any Loan Party shall have any action against Lender for any damages arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any Obligations is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on such Obligations shall remain at the Maximum Rate until Lender shall have received the amount of interest which Lender would have received during such period on such Obligations had the rate of interest not been limited to the Maximum Rate during such period.

          (E) Conversion or Continuation. Subject to the provisions of
              --------------------------
subsection 2.2, Borrower shall have the option to (1) convert at any time all or
--------------
any part of outstanding Loans equal to $500,000 and integral multiples of $100,000 in excess of that amount from Base Rate Loans to LIBOR Loans or (2) upon the expiration of any Interest Period applicable to a LIBOR Loan, to (a) continue all or any portion of such LIBOR Loan equal to $500,000 and integral multiplies of $100,000 in excess of that amount as a LIBOR Loan or (b) convert all or any portion of such LIBOR Loan to a Base Rate Loan. The succeeding Interest Period(s) of such continued or converted Loan commence on the last day of the Interest Period of the Loan to be continued or converted; provided that no outstanding Loan may be continued as, or be converted into, a LIBOR Loan, when any Event of Default or Default has occurred and is continuing.

          Borrower shall deliver a notice of conversion/continuation to Lender no later than 11:00 a.m. (Central time) at least three (3) Business Days in advance of the proposed conversion/ continuation date ("Notice of Conversion/Continuation"). A Notice of Conversion/Continuation shall certify:
(1) the proposed conversion/continuation date (which shall be a Business Day);
(2) the amount of the Loan to be converted/continued; (3) the nature of the proposed conversion/continuation; (4) in the case of conversion to, or a continuation of, a LIBOR Loan, the requested Interest Period; and (5) that no Default or Event of Default has occurred and is continuing or would result from the proposed conversion/continuation.

          In lieu of delivering the Notice of Conversion/Continuation, Borrower may give Lender telephonic notice by the required time of any proposed conversion/continuation under this subsection 2.2(E); provided that such notice
                                   -----------------
shall be promptly confirmed in writing by delivery of a Notice of Conversion/Continuation to Lender on or before the proposed conversion/continuation date.

          Lender shall not incur any liability to Borrower in acting upon any telephonic notice referred to above that Lender believes in good faith to have been given by a duly authorized officer or other person authorized to act on behalf of Borrower or for otherwise acting in good faith under this subsection
                                                                    ----------
2.2(E) and upon conversion/continuation by Lender in accordance with this
------
Agreement pursuant to any telephonic notice, Borrower shall have effected such conversion or continuation, as the case may be, hereunder.

     2.3  Fees.
          ----

          (A) Closing Fee. Borrower shall pay to Lender on the Closing Date a
              -----------
closing fee in the amount of $25,000.

          (B) Unused Line Fee. Borrower shall pay to Lender a fee in an amount
              ---------------
equal to the Revolving Loan Commitment less the sum of the average daily balance of the Revolving Loan plus the average daily face amount of the Letter of Credit Reserve during the preceding month multiplied by one-half percent (0.5%) per annum, such fee to be calculated on the basis of a 360 day year for the actual number of days elapsed and to be payable monthly in arrears on the first day of the first month following the Closing Date and the first day of each month thereafter.

          (C) Letter of Credit Fees. Borrower shall pay to Lender a fee with
              ---------------------
respect to Lender Letters of Credit in the amount of the average daily amount of Letter of Credit Liability outstanding during such month multiplied by one-and one-half percent (1.5%) per annum. Such fees will be calculated on the basis of a 360 day year for the actual number of days elapsed and will be payable monthly in arrears on the first day of each month. Borrower shall also reimburse Lender for any and all fees, costs and expenses, if any, paid by Lender to the issuer of any Bank Letter of Credit.

          (D) Prepayment Fees. If Borrower voluntarily prepays the Obligations
              ---------------
in full (rather than voluntary prepayments of the Revolving Loan which do not terminate the Revolving Loan Commitment) prior to the Termination Date, Borrower at the time of prepayment shall pay to Lender, as compensation for the costs of being prepared to make funds available to Borrower under this Agreement, and not as a penalty, an amount determined by multiplying the percentage set forth below by the Total Loan Commitment: (i) three percent (3.0%) upon a prepayment during the first Loan Year; (ii) one percent (1.0%) upon a prepayment during the second Loan Year; and (iii) none thereafter.

          (E) Audit Fees. Borrower agrees to pay Lender an audit fee for each
              ----------
inspection equal to $650.00 per auditor per day or any portion thereof, excluding all full days spent by Lender traveling to or from Borrower's locations, together with out-of-pocket expenses.

          (F) Other Fees and Expenses. Borrower shall pay to Lender, for its own
              -----------------------
account, all charges for returned items and all other bank charges incurred by Lender, as well as Lender's standard wire transfer charges for each wire transfer made under this Agreement.

     2.4  Payments and Prepayments.
          ------------------------

          (A) Manner and Time of Payment. In its sole discretion, Lender may
              --------------------------
charge interest and other amounts payable hereunder to the Revolving Loan, all as set forth on Lender's books and records. If Lender elects to bill Borrower for any amount due hereunder, such amount shall be immediately due and payable with interest thereon as provided herein. All payments made by Borrower with respect to the Obligations shall be made without deduction, defense, setoff or counterclaim. All payments to Lender hereunder shall, unless otherwise directed by Lender, be made in accordance with subsection 5.6. Proceeds remitted to
                                      --------------
Lender's Account shall be credited to the Obligations on the Business Day good funds were received in such account.

          (B) Mandatory Prepayments.
              ---------------------

               (1) Overadvance. At any time that the Revolving Loan exceeds the
                   -----------
Maximum Revolving Loan Amount, Borrower shall immediately repay the Revolving Loan to the extent necessary to reduce the principal balance to an amount that is equal to or less than the Maximum Revolving Loan Amount.

               (2) Proceeds of Asset Dispositions. Immediately upon receipt by
                   ------------------------------
Borrower or any of its Subsidiaries of proceeds of any Asset Disposition (in one or a series of related transactions), which proceeds exceed $10,000 (it being understood that if the proceeds exceed $10,000, the entire amount and not just the portion above $10,000 shall be subject to this subsection 2.4(B)(2)),
                                                   ---------------------
Borrower shall prepay the Revolving Loan in an amount equal to such proceeds.

          (C) Voluntary Prepayments and Repayments. Borrower may, at any time
              ------------------------------------
upon not less than three (3) Business Days' prior notice to Lender, prepay the CAPEX Loan or terminate the Revolving Loan Commitment; provided, however, the
                                                       --------
Revolving Loan Commitment may not be terminated by Borrower until the CAPEX Loan is paid in full. Upon termination of the Revolving Loan Commitment, Borrower shall cause Lender to be released from all liability under any Lender Letters of Credit, or, at Lender's option, Borrower will deposit cash collateral with Lender in an amount equal to one-hundred percent (100%) of the Letter of Credit Liability that will remain outstanding after prepayment or repayment plus
                                                                     ----
estimated costs.

          (D) Payments on Business Days. Whenever any payment to be made
              -------------------------
hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest or fees due hereunder.

     2.5 Term of this Agreement. This Agreement shall be effective until the
         ----------------------
third anniversary of the Closing Date (the "Termination Date"). The Commitments shall (unless earlier terminated) terminate upon the earlier of (i) the occurrence of an event specified in subsection 8.3 or (ii) the Termination Date.
                                    --------------
Upon termination in accordance with subsection 8.3 or on the Termination Date,
                                    --------------
all Obligations shall become immediately due and payable without notice or demand. Notwithstanding any termination, until all Obligations have been fully paid and satisfied, Lender shall be entitled to retain security interests in and liens upon all Collateral, and even after payment of all Obligations hereunder, Borrower's obligation to indemnify Lender in accordance with the terms hereof shall continue.

     2.6  Statements. Lender shall render a monthly statement of account to
          ----------
Borrower within twenty (20) days after the end of each month. Such statement of account shall constitute a final and definitive statement of account unless Borrower makes written objection thereto within thirty (30) days from the date such statement is mailed to Borrower. Borrower promises to pay all of its Obligations as such amounts become due or are declared due pursuant to the terms of this Agreement.

     2.7 Grant of Security Interest. To secure the payment and performance of
         --------------------------
the Obligations, including all renewals, extensions, restructurings and refinancings of any or all of the Obligations, Borrower hereby grants to Lender a continuing security interest, lien and mortgage in and to all right, title and interest of Borrower in the following property of Borrower, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"): (A) Accounts, and all guaranties and security therefor, and all goods and rights represented thereby or arising therefrom including the rights of stoppage in transit, replevin and reclamation; (B) Inventory; (C) general intangibles (as defined in the UCC); (D) documents (as defined in the UCC) or other receipts covering, evidencing or representing goods; (E) instruments (as defined in the UCC); (F) chattel paper (as defined in the UCC); (G) Equipment; (H) Mortgaged Property; (I) Intellectual Property; (J) all deposit accounts of Borrower maintained with any bank or financial institution; (K) all cash and other monies and property of Borrower in the possession or under the control of Lender or any participant; (L) all investment property (as defined in the UCC); (M) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the property described above or are otherwise necessary or helpful in the collection thereof or realization thereon; and (N) proceeds of all or any of the property described above, including, without limitation, the proceeds of any insurance policies covering any of the above described property.

     2.8 Capital Adequacy and Other Adjustments. In the event Lender shall have
         --------------------------------------
determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by Lender or any corporation controlling

Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from any central bank or governmental agency or body having jurisdiction does or shall have the effect of increasing the amount of capital, reserves or other funds required to be maintained by Lender or any corporation controlling Lender and thereby reducing the rate of return on Lender's or such corporation's capital as a consequence of its obligations hereunder, then Borrower shall from time to time within fifteen (15) days after notice and demand from Lender (together with the certificate referred to in the next sentence) pay to Lender additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the amount of such cost and showing the basis of the computation of such cost submitted by Lender to Borrower shall, absent manifest error, be final, conclusive and binding for all purposes.

     2.9  Taxes.
          -----

          (A) No Deductions. Any and all payments or reimbursements made
              -------------
hereunder or under the CAPEX Notes shall be made free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto; excluding, however, the following: taxes imposed on the net income of Lender by the jurisdiction under the laws of which Lender is organized or doing business or any political subdivision thereof and taxes imposed on its net income by the jurisdiction of Lender's applicable lending office or any political subdivision thereof (all such taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto excluding such taxes imposed on net income, herein "Tax Liabilities"). If Borrower shall be required by law to deduct any such Tax Liabilities from or in respect of any sum payable hereunder to Lender, then the sum payable hereunder shall be increased as may be necessary so that, after making all required deductions, Lender receives an amount equal to the sum it would have received had no such deductions been made.

          (B) Changes in Tax Laws. In the event that, subsequent to the Closing
              -------------------
Date, (i) any changes in any existing law, regulation, treaty or directive or in the interpretation or application thereof, (ii) any new law, regulation, treaty or directive enacted or any interpretation or application thereof, or (iii) compliance by Lender with any request or directive (whether or not having the force of law) from any governmental authority, agency or instrumentality:

               (1) does or shall subject Lender to any tax of any kind whatsoever with respect to this Agreement, the other Loan Documents or any Loans made or Lender Letters of Credit issued hereunder, or change the basis of taxation of payments to Lender of principal, fees, interest or any other amount payable hereunder (except for net income taxes, or franchise taxes imposed in lieu of net income taxes, imposed generally by federal, state or local taxing authorities with respect to interest or commitment or other fees payable hereunder or changes in the rate of tax on the overall net income of Lender); or

               (2) does or shall impose on Lender any other condition or increased cost in connection with the transactions contemplated hereby or participations herein; and the result of any of the foregoing is to increase the cost to Lender of issuing any Lender Letter of Credit or making or continuing any Loan hereunder, as the case may be, or to reduce any amount receivable hereunder, then, in any such case, Borrower shall promptly pay to Lender, upon its demand, any additional amounts necessary to compensate Lender, on an after-tax basis, for such additional cost or reduced amount receivable, as determined by Lender with respect to this Agreement or the other Loan Documents. If Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify Borrower of the event by reason of which Lender has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Lender to Borrower shall, absent manifest error, be final, conclusive and binding for all purposes.

     2.10 Required Termination and Prepayment. If on any date any Lender shall
          -----------------------------------
have reasonably determined (which determination shall be final and conclusive and binding upon all parties) that the making or continuation of its LIBOR Loans has become unlawful or impossible by compliance by Lender in good faith with any law, governmental rule, regulation or order (whether or not having the force of law and whether or not failure to comply therewith would be unlawful), then, and in any such event, that Lender shall promptly give notice (by telephone confirmed in writing) to Borrower of that determination. Subject to prior withdrawal of a Notice of Borrowing or a Notice of Conversion/Continuation or prepayment of LIBOR Loans as contemplated by subsection 2.11, the obligation of
                                             ---------------
Lender to make or maintain its LIBOR Loans during any such period shall be terminated at the earlier of the termination of the Interest Period then in effect or when required by law and Borrower shall no later than the termination of the Interest Period in effect at the time any such determination pursuant to this subsection 2.10 is made or, earlier when required by law, repay or prepay
     ---------------
LIBOR Loans together with all interest accrued thereon or convert LIBOR Loans to Base Rate Loans.

     2.11 Compensation.  Borrower shall compensate Lender, upon written request
          ------------
by Lender (which request shall set forth in reasonable detail the basis for requesting such amounts and which shall, absent manifest error, be conclusive and binding upon all parties hereto), for all reasonable losses, expenses and liabilities (including, without limitation, any loss sustained by Lender in connection with the re-employment of such funds), (i) if for any reason (other than a default by Lender) a borrowing of any LIBOR Loan does not occur on a date specified therefor in a Notice of Borrowing, a Notice of Conversion/Continuation or a telephonic request for borrowing or Conversion/Continuation; (ii) if any prepayment of any of its LIBOR Loans occurs on a date that is not the last day of an Interest Period applicable to that Loan; (iii) if any prepayment of any of its LIBOR Loans is not made on any date specified in a notice of prepayment given by Borrower; or (iv) as a consequence of any other default by Borrower to repay its LIBOR Loans when required by the terms of this Agreement; provided that during the period while any such amounts have not been paid, Lender shall reserve an equal amount from amounts otherwise available to be borrowed under the Revolving Loan.

     2.12 Booking of LIBOR Loans. Lender may make, carry or transfer LIBOR Loans
          ----------------------
at, to, or for the account of, any of its branch offices or the office of an affiliate of Lender.

     2.13 Assumptions Concerning Funding of LIBOR Loans. Calculation of all
          ---------------------------------------------
amounts payable to Lender under subsection 2.11 shall be made as though Lender
                                ---------------
had actually funded its relevant LIBOR Loan through the purchase of a LIBOR deposit bearing interest at LIBOR in an amount equal to the amount of that LIBOR Loan and having maturity comparable to the relevant Interest Period and through the transfer of such LIBOR deposit from an offshore office to a domestic office in the United States of America; provided, however, that Lender may fund each of its LIBOR Loans in any manner it sees fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under subsection 2.11.
                                                           ---------------

                        SECTION 3  CONDITIONS TO LOANS

     3.1 Conditions to Loans. The obligations of Lender to make Loans and to
         -------------------
issue Lender Letters of Credit on the Closing Date and on each Funding Date are subject to satisfaction of all of the conditions set forth below:

          (A) Closing Deliveries. Lender shall have received, in form and
              ------------------
substance satisfactory to Lender and, where applicable, duly executed, all documents, instruments and information identified on Schedule 3.1(A) and all
                                                     ---------------
other agreements, notes, certificates, orders, authorizations, consents, opinions, reports, approvals, financing statements, mortgages and other documents which Lender may at any time reasonably request.

          (B) Security Interests. Lender shall have received satisfactory
              ------------------
evidence that all security interests and liens granted to Lender pursuant to this Agreement or the other Loan Documents have been duly perfected and constitute first priority liens on the Collateral, subject only to Permitted Encumbrances.

          (C) Closing Date Availability. After giving effect to the consummation
              -------------------------
of the transactions contemplated hereunder on the Closing Date and the payment by Borrower of all costs, fees and expenses relating thereto, the Maximum Revolving Loan Amount on the Closing Date shall exceed the principal balance of the Revolving Loan plus the Letter of Credit Reserve by at least $1,000,000.

          (D) Representations and Warranties. The representations and warranties
              ------------------------------
contained herein and in the Loan Documents shall be true, correct and complete in all material respects on and as of that Funding Date to the same extent as though made on and as of that date, except for any representation or warranty limited by its terms to a specific date and taking into account any amendments to the Schedules or Exhibits as a result of any disclosures made by Borrower to Lender after the Closing Date and approved by Lender.

          (E) Fees. With respect to Loans or Lender Letters of Credit to be made
              ----
or issued on the Closing Date, Borrower shall have paid the fees payable on the Closing Date referred to in subsection 2.3(A).
                            -----------------

          (F) No Default. No event shall have occurred and be continuing or
              ----------
would result from the consummation of the requested borrowing or notice requesting issuance of a Lender Letter of Credit that would constitute an Event of Default or a Default.

          (G) Performance of Agreements. Each Loan Party shall have performed in
              -------------------------
all material respects all agreements and satisfied all conditions which any Loan Document provides shall be performed by it on or before that Funding Date.

          (H) No Prohibition. No order, judgment or decree of any court,
              --------------
arbitrator or governmental authority shall purport to enjoin or restrain Lender from making any Loans or issuing any Lender Letters of Credit.

          (I) No Litigation. There shall not be pending or, to the knowledge of
              -------------
Borrower, threatened, any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration by, against or affecting any Loan Party or any of its Subsidiaries or any property of any Loan Party or any of its Subsidiaries that has not been disclosed by Borrower in writing, and there shall have occurred no development in any such action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration that, in the opinion of Lender, would reasonably be expected to have a Material Adverse Effect.

          (J) Appraisals. Lender shall have received from appraisers
              ----------
satisfactory to Lender all appraisals that Lender, in its sole discretion, requires as of the Closing Date, including, but not limited to, appraisals of Borrower's inventory and catalog business, and such appraisals are in form and substance reasonably satisfactory to Lender.


             SECTION 4  BORROWER'S REPRESENTATIONS AND WARRANTIES

     To induce Lender to enter into this Agreement, to make Loans and to issue Lender Letters of Credit, Borrower represents and warrants to Lender that the following statements are and will be true, correct and complete:

     4.1  Organization, Powers, Capitalization.
          ------------------------------------

          (A) Organization and Powers. Each of the Loan Parties is a corporation
              -----------------------
duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and qualified to do business in all states where such qualification is required except where failure to be so qualified could not be reasonably expected to have a Material Adverse Effect. Each of the Loan Parties has all requisite corporate power and authority to own and operate its properties, to carry on its business as now conducted and proposed to be conducted and to enter into each Loan Document.

     (B) Capitalization. The authorized capital stock of each of the Loan
         --------------
Parties is as set forth on Schedule 4.1(B)(1). All issued and outstanding shares
                           ------------------
of capital stock of each of the Loan Parties are duly authorized and validly issued, fully paid, nonassessable, free and clear of all Liens and such shares were issued in compliance with all applicable state and federal laws concerning the issuance of securities. The capital stock of each of the Loan Parties is owned by the stockholders and in the amounts set forth on Schedule 4.1(B)(1). No
                                                          ------------------
shares of the capital stock of any Loan Party, other than those described above, are issued and outstanding. There are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Loan Party, of any shares of capital stock or other securities of any such entity, except as set forth on Schedule 4.1(B)(2).

     4.2 Authorization of Borrowing, No Conflict. Borrower has the corporate
         ---------------------------------------
power and authority to incur the Obligations and to grant security interests in the Collateral. On the Closing Date, the execution, delivery and performance of the Loan Documents by each Loan Party signatory thereto will have been duly authorized by all necessary corporate and shareholder action. The execution, delivery and performance by each Loan Party of each Loan Document to which it is a party and the consummation of the transactions contemplated by this Agreement and the other Loan Documents by each Loan Party do not contravene and will not be in contravention of any applicable law, the corporate charter or bylaws of any Loan Party or any agreement or order by which any Loan Party or any Loan Party's property is bound. This Agreement is, and the other Loan Documents, including the CAPEX Note, when executed and delivered will be the legally valid and binding obligations of the applicable Loan Parties respectively, each enforceable against the Loan Parties, as applicable, in accordance with their respective terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and subject to the availability of equitable remedies.

     4.3 Financial Condition. All financial statements concerning Borrower and
         -------------------
its Subsidiaries which have been or will hereafter be furnished by Borrower and its Subsidiaries to Lender pursuant to this Agreement have been or will be prepared in accordance with GAAP consistently applied throughout the periods involved (except as disclosed therein) and do or will present fairly the financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended. The Projections delivered and to be delivered have been and will be prepared by Borrower in light of the past operations of the business of Borrower and its Subsidiaries, and such Projections represent and will represent the good faith estimate of Borrower and its senior management concerning the most probable course of its business as of the date such Projections are prepared and delivered.

     4.4 Indebtedness and Liabilities. As of the Closing Date, Borrower does not
         ----------------------------
have (a) any Indebtedness except (i) as reflected on the financial statements for the period ended August 31, 1996, previously delivered to Lender, (ii) the Subordinated Debt or (iii) Indebtedness existing on the Closing Date and identified on Schedule 7.1, or (b) any Liabilities other
                                      ------------
than as reflected on such financial statements or as incurred in the ordinary course of business following the date of such financial statements.

     4.5 Account Warranties. Borrower represents, warrants and covenants as to
         ------------------
each Account that, at the time of its creation, the Account is a valid, bona fide account, representing an undisputed indebtedness incurred by the named account debtor for goods actually sold and delivered or for services completely rendered; there are no setoffs, offsets or counterclaims, genuine or otherwise, against the Account; the Account does not represent a sale to an Affiliate or a consignment, sale or return or a bill and hold transaction; no agreement exists permitting any deduction or discount (other than the discount stated on the invoice); Borrower is the lawful owner of the Account and has the right to assign the same to Lender; the Account is free of all security interests, liens and encumbrances other than those in favor of Lender, and the Account is due and payable in accordance with its terms.

     4.6 Names. Schedule 4.6 sets forth all names, trade names, fictitious names
         -----  ------------
and business names under which Borrower currently conducts business or has at any time during the past five years conducted business.

     4.7 Locations; FEIN. Schedule 4.7 sets forth the location of Borrower's
         ---------------  ------------
principal place of business, the location of Borrower's books and records, the location of all other offices of Borrower and all Collateral locations, and such locations are Borrower's sole locations for its business and the Collateral. Borrower's federal employer identification number is set forth on the signature page hereof.

     4.8 Title to Properties; Liens. Borrower and each of its Subsidiaries has
         --------------------------
good, sufficient and legal title, subject to Permitted Encumbrances, to all its respective material properties and assets. Except for Permitted Encumbrances, all such properties and assets are free and clear of Liens. To the best knowledge of Borrower after due inquiry, there are no actual, threatened or alleged defaults with respect to any leases of real property under which Borrower or any of its Subsidiaries is lessee or lessor which would have a Material Adverse Effect.

     4.9 Litigation; Adverse Facts. There are no judgments outstanding against
         -------------------------
any Loan Party or affecting any property of any Loan Party nor is there any action, charge, claim, demand, suit, proceeding, petition, governmental investigation or arbitration now pending or, to the best knowledge of Borrower after due inquiry, threatened against or affecting any Loan Party or any property of any Loan Party which could reasonably be expected to result in any Material Adverse Effect. No Loan Party has received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed to any liability which could reasonably be expected to result in any Material Adverse Effect.

     4.10 Payment of Taxes. All material tax returns and reports of Borrower and
          ----------------
each of its Subsidiaries required to be filed by any of them have been timely filed, and all taxes, assessments, fees and other governmental charges upon such Persons and upon their respective properties, assets, income and franchises which are shown on such returns as due and payable have been paid when due and payable. As of the Closing Date, none of the United States income tax returns of Borrower are under audit. No tax liens have been filed and no claims (except as otherwise permitted by Section 5.9) are
                                                                -----------
being asserted with respect to any such taxes. The charges, accruals and reserves on the books of Borrower and each of its Subsidiaries in respect of any taxes or other governmental charges are in accordance with GAAP.

     4.11 Performance of Agreements. None of the Loan Parties and none of their
          -------------------------
respective Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any contractual obligation of any such Person which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default.

     4.12 Employee Benefit Plans. Borrower, each of its Subsidiaries and each
          ----------------------
ERISA Affiliate is in compliance in all material respects with all applicable provisions of ERISA, the IRC and all other applicable laws and the regulations and interpretations thereof with respect to all Employee Benefit Plans. No material liability has been incurred by Borrower, any of its Subsidiaries or any ERISA Affiliate which remains unsatisfied for any funding obligation, taxes or penalties with respect to any Employee Benefit Plan.

     4.13 Intellectual Property. Borrower and each of its Subsidiaries owns, is
          ---------------------
licensed to use or otherwise has the right to use all Intellectual Property used in or necessary for the conduct of its business as currently conducted, and all such Intellectual Property is identified on Schedule 4.13.
                                            -------------

     4.14 Broker's Fees. No broker's or finder's fee or commission will be
          -------------
payable with respect to any of the transactions contemplated hereby.

     4.15 Environmental Compliance. Each Loan Party has been and is currently in
          ------------------------
compliance with all applicable Environmental Laws, including obtaining and maintaining in effect all permits, licenses or other authorizations required by applicable Environmental Laws. There are no claims, liabilities, investigations, litigation, administrative proceedings, whether pending or threatened, or judgments or orders relating to any Hazardous Materials asserted or threatened against any Loan Party or relating to any real property currently or formerly owned, leased or operated by any Loan Party.

     4.16 Solvency. After giving effect to the transactions contemplated by the
          --------
Loan Documents, including the payment of all applicable fees, costs and expenses, and as of, from and after the date of this Agreement, Borrower: (a) owns and will own assets the fair salable value of which are (i) greater than the total amount of its liabilities (including contingent liabilities) and (ii) greater than the amount that will be required to pay the probable liabilities of Borrower as they mature; (b) has capital that is not unreasonably small in relation to its business as presently conducted or any contemplated or undertaken transaction; and (c) does not intend to incur and does not believe that it will incur debts beyond its ability to pay such debts as they become due.

     4.17 Disclosure. No representation or warranty of Borrower, any of its
          ----------
Subsidiaries or any other Loan Party contained in this Agreement, the financial statements, the other Loan Documents or any other document, certificate or written statement furnished to Lender by or on behalf of any such Person for use in connection with the Loan Documents contains any untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances in which the same were made. The Projections and pro forma financial information contained in such materials are based upon good faith estimates and assumptions believed by such Persons to be reasonable at the time made, it being recognized by Lender that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results. There is no material fact known to Borrower that has had or could have a Material Adverse Effect and that has not been fully disclosed herein or in such other documents, certificates and statements furnished to Lender for use in connection with the transactions contemplated hereby.

     4.18 Insurance. Borrower and each of its Subsidiaries maintains adequate
          ---------
insurance policies for public liability, property damage for its business and properties, product liability, and business interruption, no notice of cancellation has been received with respect to such policies and Borrower and each of its Subsidiaries is in compliance with all material conditions contained in such policies.

     4.19 Compliance with Laws. Neither Borrower nor any of its Subsidiaries is
          --------------------
in violation of any law, ordinance, rule, regulation, order, policy, guideline or other requirement of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of its business or the ownership of its properties, including, without limitation, any violation relating to any use, release, storage, transport or disposal of any Hazardous Material, which violation would subject Borrower or any of its Subsidiaries, or any of their respective officers to criminal liability or have a Material Adverse Effect and no such violation has been alleged.

     4.20 Bank Accounts. Schedule 4.20 sets forth the account numbers and
          -------------  -------------
locations of all bank accounts of Borrower and its Subsidiaries.

     4.21 Subsidiaries. Borrower has no Subsidiaries other than as set forth on
          ------------
Schedule 4.21.
-------------

     4.22 Employee Matters. Except as set forth on Schedule 4.22, (a) no Loan
          ----------------                         -------------
Party nor any of such Loan Party's employees is subject to any collective bargaining agreement, (b) no petition for certification or union election is pending with respect to the employees of any Loan Party and no union or collective bargaining unit has sought such certification or recognition with respect to the employees of any Loan Party and (c) there are no strikes, slowdowns, work stoppages or controversies pending or, to the best knowledge of Borrower after due inquiry, threatened between any Loan Party and its respective employees, other than employee grievances arising in the ordinary course of business which could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Except as set forth on Schedule 4.22, neither Borrower
                                                -------------
nor any of its Subsidiaries is subject to an employment contract.

     4.23 Governmental Regulation. None of the Loan Parties is, or after giving
          -----------------------
effect to any loan will be, subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940 or to any federal or state statute or regulation limiting its ability to incur indebtedness for borrowed money.

     Borrower may, at any time and from time to time and subject to subsection
                                                                    ----------
5.13, amend any one or more of the Schedules referred in this Section 4 and any
----                                                          ---------
representation or warranty contained herein which refers to any such Schedule shall from and after the date of any such amendment refer to such Schedule as so amended, provided, however, that in no event may the Borrower amend any such
         --------
Schedule if such amendment would reflect or evidence a Default or Event of Default.


                       SECTION 5  AFFIRMATIVE COVENANTS

     Borrower covenants and agrees that, so long as any of the Commitments hereunder shall be in effect and until payment in full of all Obligations and termination of all Lender Letters of Credit, unless Lender shall otherwise give its prior written consent, Borrower shall perform, and shall cause each of its Subsidiaries to perform, all covenants in this Section 5 applicable to such Person.

     5.1 Financial Statements and Other Reports. Borrower will maintain, and
         --------------------------------------
cause each of its Subsidiaries to maintain, a system of accounting established and administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP. Borrower will deliver to Lender the financial statements and other reports described below.

          (A) Monthly Financials. As soon as available and in any event within
              ------------------
twenty-five (25) days after the end of each month, Borrower will deliver (1) the consolidated and consolidating balance sheet of Borrower and its Subsidiaries as at the end of such month and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such month and for the period from the beginning of the then current Fiscal Year to the end of such month, (2) a schedule of the outstanding Indebtedness for borrowed money of Borrower and its Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan, and (3) a perpetual inventory report by store location and distribution center along with the reconciliation of the perpetual to the general ledger.

          (B) Quarterly Financials. As soon as available and in any event within
              --------------------
forty-five (45) days after the end of each quarter of a Fiscal Year, Borrower will deliver the consolidated and consolidating balance sheet of Borrower and its Subsidiaries as at the end of such period and the related consolidated and consolidating statements of income, stockholders' equity and cash flow for such quarter of a Fiscal Year and for the period from the beginning of the then current Fiscal Year to the end of such quarter of a Fiscal Year.

          (C) Year-End Financials. As soon as available and in any event within
              -------------------
ninety (90) days after the end of each Fiscal Year, Borrower will deliver: (1) the consolidated balance sheet of Borrower and its Subsidiaries as at the end of such year and the related consolidated statements of income, stockholders' equity and cash flow for such Fiscal Year; (2) a schedule of the outstanding Indebtedness of Borrower and its Subsidiaries describing in reasonable detail each such debt issue or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt issue or loan; and
(3) a report with respect to the financial statements from a firm of independent certified public accountants selected by Borrower, and acceptable to Lender, which report shall be unqualified as to going concern and scope of audit of Borrower and its Subsidiaries and shall state that (a) such consolidated financial statements present fairly the consolidated financial position of Borrower and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years and (b) that the examination by such accountants in connection with such consolidated financial statements has been made in accordance with generally accepted auditing standards; and (4) copies of the consolidating financial statements of Borrower and its Subsidiaries, including (a) consolidating balance sheets of Borrower and its Subsidiaries as at the end of such Fiscal Year showing intercompany eliminations and (b) related consolidating statements of earnings of Borrower and its Subsidiaries showing intercompany eliminations.

          (D) [intentionally omitted]

          (E) Compliance Certificate. Together with the delivery of each set of
              ----------------------
financial statements referenced in subparts (A), (B) and (C) of this subsection
                                                                     -----------
5.1, Borrower will deliver to Lender a Compliance Certificate, together with
---
copies of the calculations and work-up employed to determine Borrower's compliance or noncompliance with the financial covenants set forth in Section 6.
                                                                      ---------

          (F) Weekly Borrowing Base Certificates and Inventory Reports. Borrower
              --------------------------------------------------------
will deliver to Lender on a weekly basis, on or before 2:00 p.m. (Chicago time) on the second Business Day of each week, or more frequent basis, as reasonably requested by Lender, a Borrowing Base Certificate and an Inventory Report as of close of business on the previous Friday.

          (G) Listings and Agings. As soon as available and in any event within
              -------------------
five (5) Business Days after the last day of each month, and from time to time upon the request of

Lender, Borrower will deliver to Lender an aged trial balance of all then existing accounts payable, such report to be in form and substance satisfactory to Lender.

          (H) [intentionally deleted]

          (I) Appraisals. From time to time, upon the request of Lender,
              ----------
Borrower will obtain and deliver to Lender, or will cooperate with Lender to provide, appraisal reports in form and substance and from appraisers satisfactory to Lender, stating the then current fair market and orderly liquidation values of all or any portion of the Collateral; provided, however,
                                                            --------
that upon and during the continuation of an Event of Default, such appraisals shall be performed at Borrower's expense.

          (J) Government Notices. Borrower will deliver to Lender promptly after
              ------------------
receipt copies of all notices, requests, subpoenas, inquiries or other writings received from any governmental agency concerning any Employee Benefit Plan, the violation or alleged violation of any Environmental Laws, the storage, use or disposal of any Hazardous Material, the violation or alleged violation of the Fair Labor Standards Act or Borrower's payment or non-payment of any taxes including any tax audit.

          (K) SEC Filings. Borrower will deliver to Lender, promptly after the
              -----------
sending or filing of, and in any event within ten (10) days of such sending or filing, copies of all reports and registration statements which Borrower or any Subsidiary of Borrower files with the Securities and Exchange Commission or any national securities exchange.

          (L) Events of Default, etc. Promptly upon any officer of Borrower
              ----------------------
obtaining knowledge of any of the following events or conditions, Borrower shall deliver a certificate of Borrower's chief executive officer specifying the nature and period of existence of such condition or event and what action Borrower has taken, is taking and proposes to take with respect thereto: (1) any condition or event that constitutes an Event of Default or Default; (2) any notice of default that any Person has given to Borrower or any of its Subsidiaries or any other action taken with respect to a claimed default; or (3) any Material Adverse Effect.

          (M) Trade Names. Borrower and each of its Subsidiaries will give
              -----------
Lender at least thirty (30) days advance written notice of any change of name or of any new trade name or fictitious business name. Borrower's use of any trade name or fictitious business name will be in compliance with all laws regarding the use of such names.

          (N) Locations. Borrower will give Lender at least thirty (30) days
              ---------
advance written notice of any change in Borrower's principal place of business or any change in the location of its books and records or the Collateral or of any new location for its books and records or the Collateral.

          (O) Bank Accounts. Borrower will give Lender prompt notice of any new
              -------------
bank accounts Borrower or any of its Subsidiaries intends to establish prior to their opening same.

          (P) Litigation. Promptly upon any officer of Borrower or its
              ----------
subsidiaries obtaining knowledge of (1) the institution of any action, suit, proceeding, governmental investigation or arbitration against or affecting any Loan Party or any property of any Loan Party not previously disclosed by Borrower to Lender or (2) any material development in any action, suit, proceeding, governmental investigation or arbitration at any time pending against or affecting any Loan Party or any property of any Loan Party which could reasonably be expected to have a Material Adverse Effect, Borrower will promptly give notice thereof to Lender and provide such other information as may be reasonably available to them to enable Lender and its counsel to evaluate such matter.

          (Q) Projections. As soon as available and in any event no later than
              -----------
the first day of each new Fiscal Year of Borrower, Borrower will deliver consolidated and consolidating Projections of Borrower and its Subsidiaries for the forthcoming Fiscal Year, month by month.

          (R) Subordinated Debt and Other Indebtedness Notices. Borrower shall
              ------------------------------------------------
promptly deliver copies of all notices given or received by Borrower and any of its Subsidiaries with respect to noncompliance with any term or condition related to any Subordinated Debt or other Indebtedness having an individual principal amount of $50,000 or more, and shall promptly notify Lender of any potential or actual event of default with respect to any Subordinated Debt or other Indebtedness.

          (S) Other Information. With reasonable promptness, Borrower will
              -----------------
deliver such other information and data with respect to any Loan Party, any Subsidiary of any Loan Party or the Collateral as Lender may reasonably request from time to time.

     5.2 Access to Accountants. Borrower authorizes Lender to discuss the
         ---------------------
financial condition and financial statements of Borrower and its Subsidiaries with Borrower's independent public accountants upon reasonable notice to Borrower of its intention to do so, and authorizes such accountants to respond to all of Lender's inquiries.

     5.3 Inspection. Borrower shall permit Lender and any authorized
         ----------
representatives designated by Lender to visit and inspect any of the properties of Borrower or any of its Subsidiaries, including its and their financial and accounting records, and in conjunction with such inspection, to make copies and take extracts therefrom, and to discuss its and their affairs, finances and business with its and their officers and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably requested. Borrower acknowledges that Lender intends to make such inspections on at least a quarterly basis.

     5.4 Collateral Records. Borrower shall keep full and accurate books and
         ------------------
records relating to the Collateral and shall mark such books and records to indicate Lender's security interests in the Collateral.

     5.5 [intentionally deleted]

     5.6 Collection of Accounts and Payments. Borrower shall establish a blocked
         -----------------------------------
concentration account (the "Blocked Account") in Borrower's name with such bank ("Collecting Bank") as is acceptable to Lender (subject to irrevocable instructions acceptable to Lender as hereinafter set forth) in which Borrower will immediately deposit or cause to be promptly deposited all payments made for Inventory or other payments constituting proceeds of Collateral in the identical form in which such payment was made, whether by cash or check, other than deposits in deposit accounts for retail stores, where funds in excess of the minimum deposit of $2,000 required for each such account shall be transferred no less often than weekly to the Blocked Account. The Collecting Bank shall acknowledge and agree, in a manner satisfactory to Lender, that all payments made to the Blocked Account are the sole and exclusive property of Lender, and that the Collecting Bank has no right of setoff against the Blocked Account and that all such payments received will be promptly transferred to Lender's Account. Borrower hereby agrees that all payments received by Lender, whether by cash, check, wire transfer or any other instrument, made to such Blocked Account or otherwise received by Lender and whether on the Accounts or as proceeds of other Collateral or otherwise will be the sole and exclusive property of Lender. Borrower shall irrevocably instruct the Collecting Bank to promptly transfer all payments or deposits to the Blocked Account into Lender's Account. Borrower, and any of its Affiliates, employees, agents or other Persons acting for or in concert with Borrower, shall, acting as trustee for Lender, receive, as the sole and exclusive property of Lender, any monies, checks, notes, drafts or any other payments relating to and/or proceeds of Accounts or other Collateral which come into the possession or under the control of Borrower or any of Borrower's Affiliates, employees, agents or other Persons acting for or in concert with Borrower, and Borrower or such Persons shall remit the same or cause the same to be remitted, in kind, to the Blocked Account or to Lender at its address set forth in subsection 9.6 below no less often than weekly. Borrower hereby further
         --------------
agrees that any bank accounts opened after the date hereof shall comply fully with the provisions of this subsection 5.6, including, but not limited to, the
                            --------------
requirement that all funds in any such accounts be transferred no less often than weekly to the Blocked Accounts.

     5.7 Endorsement. Borrower hereby constitutes and appoints Lender and all
         -----------
Persons designated by Lender for that purpose as Borrower's true and lawful attorney-in-fact, with power to endorse Borrower's name to any of the items of payment or proceeds described in subsection 5.6 above and all proceeds of
                                 --------------
Collateral that come into Lender's possession or under Lender's control. Both the appointment of Lender as Borrower's attorney and Lender's rights and powers are coupled with an interest and are irrevocable until payment in full and complete performance of all of the Obligations.

     5.8 Corporate Existence. Borrower will, and will cause each of its
         -------------------
Subsidiaries to, at all times preserve and keep in full force and effect its corporate existence and all rights and franchises material to its business. Borrower will promptly notify Lender of any change in its or its Subsidiaries' ownership or corporate structure.

     5.9 Payment of Taxes. Borrower will, and will cause each of its
         ----------------
Subsidiaries to, pay all taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or with respect to any of its franchises, business, income or property before any penalty accrues thereon provided that no such tax need be paid if Borrower or one of its Subsidiaries is
--------
contesting same in good faith by appropriate proceedings promptly instituted and diligently conducted and if Borrower or such Subsidiary has established appropriate reserves as shall be required in conformity with GAAP.

     5.10 Maintenance of Properties; Insurance. Borrower will maintain or cause
          ------------------------------------
to be maintained in good repair, working order and condition all material properties used in the business of Borrower and its Subsidiaries and will make or cause to be made all appropriate repairs, renewals and replacements thereof. Borrower will maintain or cause to be maintained, with financially sound and reputable insurers, public liability and property damage insurance with respect to its business and properties and the business and properties of its Subsidiaries against loss or damage of the kinds customarily carried or maintained by corporations of established reputation engaged in similar businesses and in amounts acceptable to Lender. Borrower shall cause Lender to be named as loss payee on all insurance policies relating to any Collateral and as additional insured under all liability policies, in each case pursuant to appropriate endorsements in form and substance satisfactory to Lender and shall collaterally assign to Lender as security for the payment of the Obligations all business interruption insurance of Borrower. Borrower shall apply any proceeds received from any policies of insurance relating to any Collateral to the Obligations as set forth in subsection 2.4(B).
                            -----------------

     5.11 Compliance with Laws. Borrower will, and will cause each of its
          --------------------
Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority as now in effect and which may be imposed in the future in all jurisdictions in which Borrower or any of its Subsidiaries is now doing business or may hereafter be doing business, other than those laws the noncompliance with which would not have a Material Adverse Effect.

     5.12 Further Assurances. Borrower shall, and shall cause each of its
          ------------------
Subsidiaries to, from time to time, execute such guaranties, financing or continuation statements, documents, security agreements, reports and other documents or deliver to Lender such instruments, certificates of title or other documents as Lender at any time may reasonably request to evidence, perfect or otherwise implement the guaranties and security for repayment of the Obligations provided for in the Loan Documents. At Lender's request, Borrower shall cause any Subsidiaries of Borrower promptly to guaranty the Obligations and to grant to Lender security interests in the real, personal and mixed property of such Subsidiary to secure the Obligations.

     5.13 Collateral Locations. Borrower will keep the Collateral at the
          --------------------
locations specified on Schedule 4.7. With respect to any new location (which in
                       ------------
any event shall be within the United States or Canada), Borrower will (a) execute such documents and take such actions as Lender deems necessary to perfect and protect the security interests of the Lender in the

Collateral prior to the transfer or removal of any Collateral to such new location and (b) use its best efforts to timely obtain a Landlord Waiver with respect to such new location.

     5.14 Bailees. If any Collateral is at any time in the possession or control
          -------
of any warehouseman, bailee or any of Borrower's agents or processors, Borrower shall, upon the request of Lender, notify such warehouseman, bailee, agent or processor of the security interests in favor of Lender created hereby and shall instruct such Person to hold all such Collateral for Lender's account subject to Lender's instructions.

     5.15 Mortgages; Title Insurance; Surveys.
          -----------------------------------

          (A) Title Insurance. Within thirty (30) days following delivery of any
              ---------------
Mortgage required by subsection 5.15(B), Borrower shall deliver or cause to be
                     ------------------
delivered to Lender ALTA lender's title insurance policies issued by title insurers reasonably satisfactory to Lender (the "Mortgage Policies") in form and substance and in amounts reasonably satisfactory to Lender assuring Lender that the Mortgages are valid and enforceable first priority mortgage liens on the respective Mortgaged Property, free and clear of all defects and encumbrances except Permitted Encumbrances. The Mortgage Policies shall be in form and substance reasonably satisfactory to Lender and shall include an endorsement insuring against the effect of future advances under this Agreement, for mechanics' liens and for any other matter that Lender may reasonably request, and shall provide for affirmative insurance and such reinsurance as Lender may reasonably request.

          (B) Mortgaged Property. Lender may from time to time designate real
              ------------------
property of any Loan Party after the date hereof as "Mortgaged Property", in which case Borrower shall as promptly as possible (and in any event within sixty
(60) days after such designation) deliver to Lender a fully executed Mortgage, in form and substance satisfactory to Lender together with title insurance policies and surveys as required by this subsection 5.15. Borrower agrees that,
                                         ---------------
following the taking of the actions with respect to any Mortgaged Property required by the immediately preceding sentence, Lender shall have a valid and enforceable first priority mortgage on the respective Mortgaged Property, free and clear of all defects and encumbrances except for Permitted Encumbrances.

          (C) Surveys. Within thirty (30) days following delivery of any
              -------
Mortgage, Borrower shall deliver or cause to be delivered to Lender current surveys, certified by a licensed surveyor, for all real property that is the subject of the Mortgage Policies. All such surveys shall be sufficient to allow the issuer of the mortgage policy to issue an ALTA lender's policy.

     5.16 Use of Proceeds and Margin Security. Borrower shall use the proceeds
          -----------------------------------
of all Loans for proper business purposes (as described in the recitals to this Agreement) consistent with all applicable laws, statutes, rules and regulations. No portion of the proceeds of any Loan shall be used by Borrower or any of its Subsidiaries for the purpose of purchasing or carrying of margin stock within the meaning of Regulation G or Regulation U, or in any manner that might cause the borrowing or the application of such proceeds to violate Regulation T or Regulation X or any other regulation of the Board of Governors of the Federal Reserve System, or to violate the Exchange Act.

                        SECTION 6  FINANCIAL COVENANTS

     Borrower covenants and agrees that so long as any of the Commitments remain in effect and until payment in full of all Obligations and termination of all Lender Letters of Credit, Borrower shall comply with and shall cause each of its Subsidiaries to comply with all covenants in this Section 6 applicable to such
                                                  ---------
Person.

     6.1 Net Worth. Borrower shall at all times maintain Net Worth of at least
         ---------
$8,000,000.

     6.2 Interest Coverage. Borrower shall not permit Interest Coverage for (a)
         -----------------
the fiscal quarter ending March 1, 1997; (b) each multi-month rolling fiscal period beginning with the rolling four (4) month fiscal period ending April 5, 1997, through the close of each monthly fiscal period thereafter up to a rolling twelve (12) month fiscal period; or (c) each rolling twelve (12) month fiscal period thereafter, to be less than 2:1.


                         SECTION 7  NEGATIVE COVENANTS

     Borrower covenants and agrees that so long as any of the Commitments remain in effect and until payment in full of all Obligations and termination of all Lender Letters of Credit, unless Borrower has received the prior written consent of Lender, Borrower shall not and will not permit any of its Subsidiaries to:

     7.1 Indebtedness and Liabilities. Directly or indirectly create, incur,
         ----------------------------
assume, guaranty, or otherwise become or remain directly or indirectly liable, on a fixed or contingent basis, with respect to any Indebtedness except: (a) the Obligations; (b) Indebtedness (excluding capital leases) not to exceed $250,000 in the aggregate at any time outstanding secured by purchase money Liens; (c) Indebtedness under Capital Leases not to exceed $200,000 outstanding at any time in the aggregate; (d) operating Leases; (e) the Subordinated Debt; and (f) Indebtedness existing on the Closing Date and identified on Schedule 7.1. Except
                                                            ------------
for Indebtedness described permitted in the preceding sentence, Borrower will not, and will not permit any of its Subsidiaries to, incur any Liabilities except for trade payables and normal accruals in the ordinary course of business not yet due and payable or with respect to which Borrower or any of its Subsidiaries is contesting in good faith the amount or validity thereof by appropriate proceedings and then only to the extent that Borrower or any of its Subsidiaries has established adequate reserves therefor, if appropriate under GAAP.

     7.2 Guaranties. Except for endorsements of instruments or items of payment
         ----------
for collection in the ordinary course of business, guaranty, endorse, or otherwise in any way become or be responsible for any obligations of any other Person, whether directly or indirectly by agreement to purchase the indebtedness of any other Person or through the purchase of goods, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance or loan for the purpose of paying or discharging any indebtedness or obligation of such other Person or otherwise.

     7.3 Transfers, Liens and Related Matters.
         ------------------------------------

          (A) Transfers. Sell, assign (by operation of law or otherwise) or
              ---------
otherwise dispose of, or grant any option with respect to any of the Collateral or the assets of such Person, except that Borrower and its Subsidiaries may (i) sell inventory in the ordinary course of business; and (ii) make Asset Dispositions if all of the following conditions are met: (1) the market value of assets sold or otherwise disposed of in any single transaction or series of related transactions does not exceed $50,000 and the aggregate market value of assets sold or otherwise disposed of in any Fiscal Year does not exceed $100,000; (2) the consideration received is at least equal to the fair market value of such assets; (3) the consideration received is cash or notes, which notes shall be promptly pledged to Lender; (4) the net proceeds of such Asset Disposition are applied as required by subsection 2.4(B); (5) after giving
                                       -----------------
effect to the sale or other disposition of the assets included within the Asset Disposition and the repayment of the Obligations with the proceeds thereof, Borrower is in compliance on a pro forma basis with the covenants set forth in
Section 6 recomputed for the most recently ended month for which information is
---------
available and is in compliance with all other terms and conditions contained in this Agreement; and (6) no Default or Event of Default shall then exist or result from such sale or other disposition.

     (B) Liens. Except for Permitted Encumbrances, directly or indirectly
         -----
create, incur, assume or permit to exist any Lien on or with respect to any of the Collateral or the assets of such Person or any proceeds, income or profits therefrom.

     (C) No Negative Pledges. Enter into or assume any agreement (other than the
         -------------------
Loan Documents) prohibiting the creation or assumption of any Lien upon its properties or assets, whether now owned or hereafter acquired.

     (D) No Restrictions on Subsidiary Distributions to Borrower. Except as
         -------------------------------------------------------
provided herein, directly or indirectly create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any such Subsidiary to: (1) pay dividends or make any other distribution on any of such Subsidiary's capital stock owned by Borrower or any Subsidiary of Borrower: (2) subject to subordination provisions, pay any indebtedness owed to Borrower or any other Subsidiary; (3) make loans or advances to Borrower or any other Subsidiary; or (4) transfer any of its property or assets to Borrower or any other Subsidiary.

     7.4 Investments and Loans. Make or permit to exist investments in or loans
         ---------------------
to any other Person, except: (a) Cash Equivalents; (b) loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business in an aggregate outstanding amount not in excess of $50,000 at any time; and (c) investments or loans existing on the Closing Date and identified on Schedule
                                                                    --------
7.4.
---

     7.5 Restricted Junior Payments. Directly or indirectly declare, order, pay,
         --------------------------
make or set apart any sum for any Restricted Junior Payment, except that (a) Subsidiaries of Borrower may make Restricted Junior Payments with respect to their common stock to the extent necessary to permit Borrower to pay the Obligations and to permit Borrower to pay expenses incurred in the ordinary course of business, and (b) Borrower may (i) pay management fees not in excess of $400,000 per annum to Kayne Anderson pursuant to an arm's length agreement upon fair and reasonable terms which are fully disclosed to Lender and (ii) so long as no Default or Event of Default has occurred and is continuing, make payments of interest on the Subordinated Debt in accordance with the terms thereof.

     7.6 Restriction on Fundamental Changes. (a) Enter into any transaction of
         ----------------------------------
merger or consolidation; (b) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any substantial part of its business or assets, or the capital stock of any of its Subsidiaries, whether now owned or hereafter acquired; or (d) acquire by purchase or otherwise all or any substantial part of the business or assets of, or stock or other evidence of beneficial ownership of, any Person.

     7.7 Changes Relating to Subordinated Debt. Change or amend the terms of the
         -------------------------------------
Subordinated Debt if the effect of such amendment is to: (a) increase the interest rate on such Indebtedness; (b) change the dates upon which payments of principal or interest are due on such Indebtedness; (c) change any event of default or add any covenant with respect to such Indebtedness; (d) change the payment provisions of such Indebtedness; (e) change the subordination provisions thereof; or (f) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on the holder of such Indebtedness in a manner adverse to Borrower, any of its Subsidiaries, or Lender.

     7.8 Transactions with Affiliates. Directly or indirectly, enter into or
         ----------------------------
permit to exist any transaction (including the purchase, sale or exchange of property or the rendering of any service) with any Affiliate or with any officer, director or employee of any Loan Party, except for (a) transactions in the ordinary course of and pursuant to the reasonable requirements of
Borrower's business and upon fair and reasonable terms which are fully disclosed to Lender and which are no less favorable to Borrower than it would obtain in an arm's length transaction with an unaffiliated Person, (b) management agreements with Kayne Anderson permitted under subsection 7.5 and (c) the Subordinated
                                    --------------
Debt.

     7.9 Environmental Liabilities. (a) Violate any applicable Environmental
         -------------------------
Law; (b) dispose of any Hazardous Materials (except in accordance with applicable law) into or onto or from, any real property owned, leased or operated by any Loan Party; or (c) permit any Lien imposed pursuant to any Environmental Law to be imposed or to remain on any real property owned, leased or operated by any Loan Party.

     7.10 Conduct of Business. From and after the Closing Date, engage in any
          -------------------
business other than businesses of the type engaged in by Borrower or any Subsidiary on the Closing Date.

     7.11 Compliance with ERISA. Establish any new Employee Benefit Plan or
          ---------------------
amend any existing Employee Benefit Plan if the liability or increased liability resulting from such establishment or amendment is material. Neither Borrower nor any Subsidiary shall fail to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the IRC and all other applicable laws and the regulations and interpretations thereof.

     7.12 Tax Consolidations. File or consent to the filing of any consolidated
          ------------------
income tax return with any Person other than Borrower or any of its Subsidiaries.

     7.13 Subsidiaries. Establish, create or acquire any new Subsidiaries
          ------------
without the prior written consent of Lender, which consent shall not be unreasonably withheld.

     7.14 Fiscal Year. Change its Fiscal Year.
          -----------

     7.15 Press Release; Public Offering Materials. Disclose the name of Lender
          ----------------------------------------
in any press release or in any prospectus, proxy statement or other materials filed with any governmental entity relating to a public offering of the capital stock of any Loan Party except as may be required by law.

     7.16 Bank Accounts. (a) Fail to give Lender written notice thereof within
          -------------
fifteen (15) days after establishing any new bank accounts, which notice shall identify the bank or other financial institution, the account number and the respective store of Borrower establishing and/or making deposits to such bank account, or (b) amend or terminate the Blocked Account or any agreement relating hereto without Lender's prior written consent.


                    SECTION 8  DEFAULT, RIGHTS AND REMEDIES

     8.1 Event of Default. "Event of Default" shall mean the occurrence or
         ----------------
existence of any one or more of the following:

          (A) Payment. Failure to make payment of any of the Obligations when
              -------
due and in the case of interest, such failure shall not be cured within five (5) days of the applicable due date; or

          (B) Default in Other Agreements. (1) Failure of Borrower or any of its
              ---------------------------
Subsidiaries to pay when due any principal or interest on any Indebtedness (other than the

Obligations) or (2) breach or default of Borrower or any of its Subsidiaries with respect to any Indebtedness (other than the Obligations); if such failure to pay, breach or default entitles the holder to cause such Indebtedness having an individual principal amount in excess of $100,000 or having an aggregate principal amount in excess of $200,000 to become or be declared due prior to its stated maturity; or

          (C) Breach of Certain Provisions. Failure of Borrower to perform or
              ----------------------------
comply with any term or condition contained in subsections 5.1, 5.3 or 5.6 or contained in Section 6 or Section 7; or

          (D) Breach of Warranty. Any representation, warranty, certification or
              ------------------
other statement made by any Loan Party in any Loan Document or in any statement or certificate at any time given by such Person in writing pursuant or in connection with any Loan Document is false in any material respect on the date made; or

          (E) Other Defaults Under Loan Documents. Borrower or any other Loan
              -----------------------------------
Party defaults in the performance of or compliance with any term contained in this Agreement or the other Loan Documents and such default is not remedied or waived within ten (10) days after receipt by Borrower of notice from Lender of such default (other than occurrences described in other provisions of this subsection 8.1 for which a different grace or cure period is specified or which
--------------
constitute immediate Events of Default); or

          (F) Change in Control. (1) Kayne Anderson ceases to beneficially own
              -----------------
and control, directly or indirectly, at least twenty-five percent (25%) of the issued and outstanding shares of each class of capital stock of Borrower entitled (without regard to the occurrence of any contingency) to vote for the election of a majority of the members of the board of directors of Borrower; or

          (G) Involuntary Bankruptcy; Appointment of Receiver, etc. (1) A court
              ----------------------------------------------------
enters a decree or order for relief with respect to Borrower or any of its Subsidiaries in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed or other similar relief is not granted under any applicable federal or state law; or (2) the continuance of any of the following events for sixty (60) days unless dismissed, bonded or discharged: (a) an involuntary case is commenced against Borrower or any of its Subsidiaries, under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or (b) a decree or order of a court for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Borrower or any of its Subsidiaries, or over all or a substantial part of their respective property, is entered; or (c) an interim receiver, trustee or other custodian is appointed without the consent of Borrower or any of its Subsidiaries, for all or a substantial part of the property of Borrower or any such Subsidiary; or

          (H) Voluntary Bankruptcy; Appointment of Receiver, etc. (1) An order
              --------------------------------------------------
for relief is entered with respect to Borrower or any of its Subsidiaries or Borrower or any of its

Subsidiaries commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case or to the conversion of an involuntary case to a voluntary case under any such law or consents to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or (2) Borrower or any of its Subsidiaries makes any assignment for the benefit of creditors; or (3) the board of directors of Borrower or any of its Subsidiaries adopts any resolution or otherwise authorizes action to approve any of the actions referred to in this subsection 8.1(H); or
-----------------

          (I) Liens. Any lien, levy or assessment is filed or recorded with
              -----
respect to or otherwise imposed upon all or any part of the Collateral or the assets of Borrower or any of its Subsidiaries by the United States or any department or instrumentality thereof or by any state, county, municipality or other governmental agency (other than Permitted Encumbrances) and such lien, levy or assessment is not stayed, vacated, paid or discharged within ten (10) days; or

          (J) Judgment and Attachments. Any money judgment, writ or warrant of
              ------------------------
attachment, or similar process involving (1) an amount in any individual case in excess of $25,000 or (2) an amount in the aggregate at any time in excess of $50,000 (in either case not adequately covered by insurance as to which the insurance company has acknowledged coverage) is entered or filed against Borrower or any of its Subsidiaries or any of their respective assets and remains undischarged, unvacated, unbonded or unstayed for a period of thirty
(30) days or in any event later than five (5) days prior to the date of any proposed sale thereunder; or

          (K) Dissolution. Any order, judgment or decree is entered against
              -----------
Borrower or any of its Subsidiaries decreeing the dissolution or split up of Borrower or that Subsidiary and such order remains undischarged or unstayed for a period in excess of twenty (20) days; or

          (L) Solvency. Borrower ceases to be solvent (as represented by
              --------
Borrower in subsection 4.17) or admits in writing its present or prospective
            ---------------
inability to pay its debts as they become due; or

          (M) Injunction. Borrower or any of its Subsidiaries is enjoined,
              ----------
restrained or in any way prevented by the order of any court or any administrative or regulatory agency from conducting all or any material part of its business and such order continues for more than thirty (30) days; or

          (N) Invalidity of Loan Documents. Any of the Loan Documents for any
              ----------------------------
reason, other than a partial or full release in accordance with the terms thereof, ceases to be in full force and effect or is declared to be null and void, or any Loan Party denies that it has any further liability under any Loan Documents to which it is party, or gives notice to such effect; or

          (O) Failure of Security. Lender does not have or ceases to have a
              -------------------
valid and perfected first priority security interest in the Collateral (subject to Permitted Encumbrances), in each case, for any reason other than the failure of Lender to take any action within its control; or

          (P) Damage, Strike, Casualty. Any material damage to, or loss, theft
              ------------------------
or destruction of, any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than fifteen (15) consecutive days beyond the coverage period of any applicable business interruption insurance, the cessation or substantial curtailment of revenue producing activities at any facility of Borrower or any of its Subsidiaries if any such event or circumstance could reasonably be expected to have a Material Adverse Effect.

          (Q) Licenses and Permits. The loss, suspension or revocation of, or
              --------------------
failure to renew, any license or permit now held or hereafter acquired by Borrower or any of its Subsidiaries, if such loss, suspension, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect.

          (R) Forfeiture. There is filed against Borrower any civil or criminal
              ----------
action, suit or proceeding under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (1) is not dismissed within one-hundred-twenty (120) days; and (2) could reasonably be expected to result in the confiscation or forfeiture of any material portion of the Collateral.

     8.2 Suspension of Commitments. Upon the occurrence of any Default or Event
         -------------------------
of Default, notwithstanding any grace period or right to cure, Lender, without notice or demand, may immediately cease making additional Loans and the Commitments shall be suspended; provided that, in the case of a Default, if the subject condition or event is waived or cured within any applicable grace or cure period, the Commitments shall be reinstated.

     8.3 Acceleration. Upon the occurrence of any Event of Default described in
         ------------
the foregoing subsections 8.1(G) or 8.1(H), all Obligations shall automatically
              ------------------    ------
become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Borrower, and the Commitments shall thereupon terminate. Upon the occurrence and during the continuance of any other Event of Default, Lender may, by written notice to Borrower, (a) declare all or any portion of the Obligations to be, and the same shall forthwith become, immediately due and payable and the Commitment s shall thereupon terminate and (b) demand that Borrower immediately deposit with Lender an amount equal to one-hundred percent (100%) of the Letter of Credit Reserve to enable Lender to make payments under the Lender Letters of Credit when required and such amount shall become immediately due and payable.

     8.4 Remedies. If any Event of Default shall have occurred and be
         --------
continuing, in addition to and not in limitation of any rights or remedies available to Lender at law or in equity, Lender may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and may also (a) notify any or all obligors on the Accounts to make all payments directly to Lender; (b) require

Borrower to, and Borrower hereby agrees that it will, at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties; (c) withdraw all cash in the Blocked Accounts and apply such monies in payment of the Obligations in the manner provided in subsection 8.7; (d) without notice or demand or legal process, enter upon any premises of Borrower and take possession of the Collateral; and (e) without notice, except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deem commercially reasonable. Borrower agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to Borrower of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Lender. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Borrower shall remain liable for any deficiency. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, Borrower hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted. Lender shall not be required to proceed against any Collateral but may proceed against Borrower directly.

     8.5 Appointment of Attorney-in-Fact. Borrower hereby constitutes and
         -------------------------------
appoints Lender as Borrower's attorney-in-fact with full authority in the place and stead of Borrower and in the name of Borrower, Lender or otherwise, from time to time in Lender's discretion while an Event of Default is continuing to take any action and to execute any instrument that Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including: (a) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) to adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any customer or obligor thereunder or allow any credit or discount thereon; (c) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above; (d) to file any claims or take any action or institute any proceedings that Lender may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Lender with respect to any of the Collateral; and (e) to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts and other documents relating to the Collateral. The appointment of Lender as Borrower's attorney and Lender's rights and powers are coupled with an interest and are irrevocable until payment in full and complete performance of all of the Obligations.

     8.6 Limitation on Duty of Lender with Respect to Collateral. Beyond the
         -------------------------------------------------------
safe custody thereof, Lender shall have no duty with respect to any Collateral in its possession or control (or in the possession or control of any agent or bailee) or with respect to any income thereon or the preservation of rights against prior parties or any other rights pertaining thereto. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Lender accords its own property. Lender shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by Lender in good faith.

     8.7 Application of Proceeds. Upon the occurrence and during the continuance
         -----------------------
of an Event of Default, (a) Borrower irrevocably waives the right to direct the application of any and all payments at any time or times thereafter received by Lender from or on behalf of Borrower, and Borrower hereby irrevocably agrees that Lender shall have the continuing exclusive right to apply and to reapply any and all payments received at any time or times after the occurrence and during the continuance of an Event of Default against the Obligations in such manner as Lender may deem advisable notwithstanding any previous entry by Lender upon any books and records and (b) the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied: first, to
                                                                      -----
all fees, costs and expenses incurred by Lender with respect to this Agreement, the other Loan Documents or the Collateral; second, to all fees due and owing to
                                            ------
Lender; third, to accrued and unpaid interest on the Obligations; fourth, to the
        -----                                                     ------
principal amounts of the Obligations outstanding; and fifth, to any other
                                                      -----
indebtedness or obligations of Borrower owing to Lender.

     8.8 License of Intellectual Property. Borrower hereby assigns, transfers
         --------------------------------
and conveys to Lender, effective upon the occurrence and during the continuance of any Event of Default hereunder, the non-exclusive right and license to use all Intellectual Property owned or used by Borrower together with any goodwill associated therewith, all to the extent necessary to enable Lender to realize on the Collateral and any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Lender and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to Borrower by Lender.

     8.9 Waivers, Non-Exclusive Remedies. No failure on the part of Lender to
         -------------------------------
exercise, and no delay in exercising and no course of dealing with respect to, any right under this Agreement or the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise by Lender of any right under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law.

                           SECTION 9  MISCELLANEOUS

     9.1 Assignments and Participations. Lender may assign its rights and
         ------------------------------
delegate its obligations under this Agreement and further may assign, or sell participations in, all or any part of the Loans, the Commitments or any other interest herein to an Affiliate or to another Person. In the case of an assignment authorized under this subsection 9.1, the assignee shall have, to the
                                 --------------
extent of such assignment, the same rights, benefits and obligations as it would if it were a Lender hereunder. Lender shall be relieved of its obligations hereunder with respect to the Commitments or assigned portion thereof. Borrower hereby acknowledges and agrees that any assignment will give rise to a direct obligation of Borrower to the assignee and that the assignee shall be considered to be a "Lender". Lender may furnish any information concerning Borrower and its Subsidiaries in its possession from time to time to assignees and participants (including prospective assignees and participants).

     9.2 Set Off. In addition to any rights now or hereafter granted under
         -------
applicable law and not by way of limitation of any such rights, upon the occurrence of any Event of Default, Lender, each assignee of Lender's interest, and each participant is hereby authorized by Borrower at any time or from time to time, without notice to Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all balances held by it at any of its offices for the account of Borrower or any of its Subsidiaries (regardless of whether such balances are then due to Borrower or its Subsidiaries) and any other property at any time held or owing by that Lender or assignee to or for the credit or for the account of Borrower against and on account of any of the Obligations then outstanding; provided, that no participant shall exercise such right without the prior written consent of Lender.

     Borrower hereby agrees, to the fullest extent permitted by law, that any Lender, assignee or participant may exercise its right of setoff with respect to amounts in excess of its pro rata share of the Obligations (or, in the case of a participant, in excess of its pro rata participation interest in the Obligations) and that such Lender, assignee or participant, as the case may be, shall be deemed to have purchased for cash in the amount of such excess, participations in each other Lender's or holder's share of the Obligations.

     9.3 Expenses and Attorneys' Fees. Whether or not the transactions
         ----------------------------
contemplated hereby shall be consummated, Borrower agrees to promptly pay all fees, costs and expenses incurred by Lender in connection with any matters contemplated by or arising out of this Agreement or the other Loan Documents including the following, and all such fees, costs and expenses shall be part of the Obligations, payable on demand and secured by the Collateral: (a) fees, costs and expenses (including attorneys' fees, allocated costs of internal counsel and fees of environmental consultants, accountants and other professionals retained by Lender) incurred in connection with the examination, review, due diligence investigation, documentation and closing of the financing arrangements evidenced by the Loan Documents, other than the appraisal of Borrower's catalog business, and subject to the limitations on reimbursements set forth in Lender's proposal letter dated September 10, 1996; (b) fees, costs and expenses (including attorneys' fees, allocated costs of internal counsel and fees of environmental consultants, accountants and other professionals retained by Lender) incurred in connection with the review, negotiation, preparation, documentation, execution and administration of the Loan Documents, the Loans, and any amendments, waivers, consents, forbearances and other modifications relating thereto or any subordination or intercreditor agreements; (c) fees, costs and expenses incurred in creating, perfecting and maintaining perfection of Liens in favor of Lender;
(d) fees, costs and expenses incurred in connection with forwarding to Borrower the proceeds of Loans including Lender's standard wire transfer fee; (e) fees, costs, expenses and bank charges, including bank charges for returned checks, incurred by Lender in establishing, maintaining and handling lock box accounts, blocked accounts or other accounts for collection of the Collateral; (f) fees, costs, expenses (including attorneys' fees and allocated costs of internal counsel) and costs of settlement incurred in collecting upon or enforcing rights against the Collateral or incurred in any action to enforce this Agreement or the other Loan Documents or to collect any payments due from Borrower or any other Loan Party under this Agreement or any other Loan Document or incurred in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement, whether in the nature of a "workout" or in connection with any insolvency or bankruptcy proceedings or otherwise.

     9.4 Indemnity. In addition to the payment of expenses pursuant to
         ---------
subsection 9.3, whether or not the transactions contemplated hereby shall be
--------------
consummated, Borrower agrees to indemnify, pay and hold Lender and any holder of the CAPEX Notes, and the officers, directors, employees, agents, consultants, auditors, persons engaged by Lender and any holder of the CAPEX Notes to evaluate or monitor the Collateral, affiliates and attorneys of Lender and such holders (collectively called the "Indemnitees") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including the fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) that may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement or the other Loan Documents, the consummation of the transactions contemplated by this Agreement, the statements contained in the commitment letters, if any, delivered by Lender, Lender's agreement to make the Loans hereunder, the use or intended use of the proceeds of any of the Loans or the exercise of any right or remedy hereunder or under the other Loan Documents (the "Indemnified Liabilities"); provided that Borrower shall have no obligation to
                            --------
an Indemnitee hereunder with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of that Indemnitee as determined by a court of competent jurisdiction.

     9.5 Amendments and Waivers. No amendment, modification, termination or
         ----------------------
waiver of any provision of this Agreement or of the other Loan Documents, or consent to any departure by Borrower therefrom, shall be effective unless the same shall be in writing and signed by Lender and Borrower. Each amendment, modification, termination or waiver shall be effective only in the specific instance and for the specific purpose for which it was given.

     9.6 Notices. Unless otherwise specifically provided herein, all notices
         -------
shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier service or United States mail and shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by telecopy, on the date of transmission if transmitted on a Business Day before 4:00 p.m. Central time or, if not, on the next succeeding Business Day; (c) if delivered by overnight courier, two (2) days after delivery to such courier properly addressed; or (d) if by U.S. Mail, four (4) Business Days after depositing in the United States mail, with postage prepaid and properly addressed.


If to Borrower:         THE RIGHT START, INC.
                        Attn:  Gina M. Shauer
                        5334 Sterling Center Drive
                        Westlake Village, California 91361
                        Telecopy No.: 818-707-7132

With a copy to:         MILBANK, TWEED, HADLEY
                        & McCLOY
                        Attn:  Kenneth J. Baronsky, Esq.
                        601 South Figueroa Street, 30th Floor
                        Los Angeles, California 90017
                        Telecopy No.: 213-629-5063

If to Lender:           HELLER FINANCIAL, INC.
                        Attn:  HBC Portfolio Manager
                        500 West Monroe Street
                        Chicago, Illinois 60661
                        Telecopy No.: 312-441-6969

With a copy to:         HELLER FINANCIAL, INC.
                        Attn:  Legal Department/HBC
                        500 West Monroe Street
                        Chicago, Illinois 60661
                        Telecopy No. 312-441-7652

or to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this subsection
                                                                      ----------
9.6.
---

     9.7 Survival of Warranties and Certain Agreements. All agreements,
         ---------------------------------------------
representations and warranties made herein shall survive the execution and delivery of this Agreement and the making of the Loans hereunder. Notwithstanding anything in this Agreement or implied by law to the contrary, the agreements of Borrower set forth in subsections 9.3 and 9.4 shall survive
                                        ---------------     ---
the payment of the Loans and the termination of this Agreement.

     9.8 Indulgence Not Waiver. No failure or delay on the part of Lender in the
         ---------------------
exercise of any power, right or privilege shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     9.9 Marshaling; Payments Set Aside. Lender shall not be under any
         ------------------------------
obligation to marshal any assets in favor of any Loan Party or any other party or against or in payment of any or all of the Obligations. To the extent that any Loan Party makes a payment or payments to Lender or Lender enforces its security interests or exercise its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Obligations or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     9.10 Entire Agreement. This Agreement and the other Loan Documents referred
          ----------------
to herein embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto.

     9.11 Independence of Covenants. All covenants hereunder shall be given
          -------------------------
independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     9.12 Severability. The invalidity, illegality or unenforceability in any
          ------------
jurisdiction of any provision in or obligation under this Agreement or the other Loan Documents shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Agreement, or the other Loan Documents or of such provision or obligation in any other jurisdiction.

     9.13 Headings. Section and subsection headings in this Agreement are
          --------
included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.


     9.14 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE
          --------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL

LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     9.15 Successors and Assigns. This Agreement shall be binding upon and inure
          ----------------------
to the benefit of the parties hereto and their respective successors and assigns except that Borrower may not assign its rights or obligations hereunder without the prior written consent of Lender.


     9.16 No Fiduciary Relationship; Limitation of Liabilities.
          ----------------------------------------------------

          (A) No provision in this Agreement or in any of the other Loan Documents and no course of dealing between the parties shall be deemed to create any fiduciary duty by Lender to Borrower.

          (B) Neither Lender, nor any affiliate, officer, director, shareholder, employee, attorney, or agent of Lender shall have any liability with respect to, and Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by Borrower in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Borrower hereby waives, releases, and agrees not to sue Lender or any of Lender's affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement or any of the transactions contemplated hereby.

     9.17 CONSENT TO JURISDICTION. BORROWER HEREBY CONSENTS TO THE JURISDICTION
          -----------------------
OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE CAPEX NOTE OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, THE CAPEX NOTE, THE OTHER LOAN DOCUMENTS OR THE OBLIGATIONS.

     9.18 WAIVER OF JURY TRIAL. BORROWER AND LENDER HEREBY WAIVE THEIR
          --------------------
RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE CAPEX NOTE OR THE OTHER LOAN DOCUMENTS. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING

INTO THIS AGREEMENT, THE CAPEX NOTE AND THE OTHER LOAN DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     9.19 Construction. Borrower and Lender each acknowledge that it has had the
          ------------
benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by Borrower and Lender.

     9.20 Counterparts; Effectiveness. This Agreement and any amendments,
          ---------------------------
waivers, consents, or supplements may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Delivery of an executed counterpart of a signature page to this Agreement, any amendments, waivers, consents or supplements, or to any other Loan Document by telecopier shall be as effective as delivery of a manually executed counterpart thereof.

     9.21 No Duty. All attorneys, accountants, appraisers, and other
          -------
professional Persons and consultants retained by Lender shall have the right to act exclusively in the interest of Lender and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to Borrower or any of Borrower's shareholders or any other Person.

     9.22 Confidentiality. Lender shall hold all nonpublic information obtained
          ---------------
pursuant to the requirements hereof and identified as such by Borrower in accordance with such Person's customary procedures for handling confidential information of this nature and in accordance with safe and sound business practices and in any event may make disclosure to such of its respective Affiliates, officers, directors, employees, agents and representatives as need to know such information in connection with the Loans. If any Lender is otherwise a creditor of a Borrower, such Lender may use the information in connection with its other credits. Agent and Lenders may also make disclosure reasonably required by a bona fide offeree or assignee (or participation), or as required or requested by any Governmental Authority or representative thereof, or pursuant to legal process, or to its accountants, lawyers and other advisors, and shall require any such offeree or assignee (or participant) to agree (and require any of its offerees, assignees or participants to agree) to comply with this Section 9.22. In no event shall Lender be obligated or required to return
     ------------
any materials furnished by Borrower; provided, however, each Offeree shall be required to agree that if it does not become a assignee (or participant) it shall return all materials furnished to it by Borrower in connection herewith.

     Witness the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

HELLER FINANCIAL, INC.         THE RIGHT START, INC.


By: /s/ Terry A. Rothe         By: /s/ Gina M. Shauer
Title: SVP                     Title: Chief Financial Officer
                               FEIN:  95-3971414

                                   EXHIBITS

Exhibit A        Form of Borrowing Base Certificate
Exhibit B        Form of Secured CAPEX Note
Exhibit C        Form of Compliance Certificate
Exhibit D        Form of Inventory Report

                                   SCHEDULES

1.1(A)           Other Liens
3.1(A)           List of Closing Documents
4.1(B)(1)        Capitalization of Loan Parties
4.1(B)(2)        Securities Agreements
4.6              Trade Names (Present and Past Five Years)
4.7              Location of Principal Place of Business, Books and
                 Records and Collateral
4.13             Intellectual Property
4.20             Bank Accounts
4.21             Subsidiaries
4.22             Employee Matters
7.1              Other Indebtedness
7.4              Investments and Loans

                                                                       Exhibit A
                                                  to Loan and Security Agreement

                      FORM OF BORROWING BASE CERTIFICATE
                      ----------------------------------

[LOGO] HELLER BUSINESS CREDIT                             CERTIFICATE: _________
       BORROWING BASE CERTIFICATE                         DATE:        _________

INVENTORY:
---------
          DESCRIPTION                             BALANCE        INELIGIBLE           RATE          AVAILABLE
          ------------------------------------------------------------------------------------------------------
          RETAIL INVENTORY                              0.00              0.00        60%             0.00
          ------------------------------------------------------------------------------------------------------
          WAREHOUSE INVENTORY                           0.00              0.00        60%             0.00
          ------------------------------------------------------------------------------------------------------
          IN-TRANSIT INVENTORY                          0.00              0.00        60%             0.00
          ------------------------------------------------------------------------------------------------------
     1    TOTALS                                        0.00              0.00                        0.00
                                              -----------------------------------                ---------------


LETTER OF CREDITS:
-----------------
          DESCRIPTION                             BALANCE        INELIGIBLE           RATE          AVAILABLE
          ------------------------------------------------------------------------------------------------------
     2    INVENTORY                                     0.00              0.00        60%             0.00
          ------------------------------------------------------------------------------------------------------
          LETTER OF CREDIT AVAILABLE

     3    TOTAL COLLATERAL AVAILABILITY                       (Line 1+2)                              0.00
                                                                                                 ---------------
     4    REVOLVER LIMIT                                                                          10,000,000.00
                                                                                                 ---------------  ---------------
     5    TOTAL AVAILABILITY                                  (Lessor of Line 4 and 3)                                 $0.00
                                                                                                                  ---------------


LOAN ACTIVITY:
                                                                                                                  ---------------
     6    BEGINNING LOAN BALANCE                              (Line 10 of Prior Certificate)                           $0.00
                                                                                                 ---------------  ---------------
     7    TOTAL COLLECTIONS                                                                           0.00
                                                                                                 ---------------
     8    ADVANCE REQUESTS                                                                            0.00
                                                                                                 ---------------
     9    INTEREST, FEES, OTHER ADJUSTMENTS                                                           0.00
                                                                                                 ---------------  ---------------
     10   ENDING LOAN BALANCE                                 (Line 6-7+11+9)                                          $0.00
                                                                                                                  ---------------

     11   LETTER OF CREDIT BALANCE                                                                                ---------------
                                                                                                                       $0.00
                                                                                                                  ---------------
     12   RESERVES                                            (Attach Schedule)                                        $0.00
                                                                                                                  ---------------

     13   AVAILABILITY REMAINING                              (Line 5-10-11-12)                                   ---------------
                                                                                                                       $0.00
                                                                                                                  ---------------

          THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THE FOREGOING INFORMATION IS TRUE, COMPLETE AND CORRECT, AND THAT THE COLLATERAL, REFLECTED HEREIN COMPLIES WITH THE CONDITIONS, TERMS, WARRANTIES, REPRESENTATIONS AND COVENANTS SET FORTH IN THE LOAN AND SECURITY AGREEMENT BETWEEN THE UNDERSIGNED AND HELLER FINANCIAL, INC. AND ANY SUPPLEMENTS AND AMENDMENTS, IF ANY, THERETO (THE "AGREEMENT").

          BORROWER:                     AUTHORIZED SIGNATURE/TITLE:

                                                                       Exhibit B
                                                  to Loan and Security Agreement


                          FORM OF SECURED CAPEX NOTE
                          --------------------------


$3,000,000                                                     November 14, 1996


          FOR VALUE RECEIVED, THE RIGHT START, INC., a California corporation ("Borrower"), promises to pay to the order of HELLER FINANCIAL, INC., a Delaware corporation, ("Payee"), on or before November 18, 1999, the lesser of (i) the principal amount of three million dollars ($3,000,000), or (ii) the unpaid principal amount of all advances made by Lender as CAPEX Advances under the Loan Agreement (as hereinafter defined) payable pursuant to the Loan Agreement.

          Borrower also promises to pay interest on the unpaid principal amount of this Secured CAPEX Note (this "Secured CAPEX Note") at the rates and at the times which shall be determined in accordance with the provisions of the Loan and Security Agreement (as hereafter amended, supplemented or otherwise modified from time to time, the "Loan Agreement"), dated as of November 14, 1996, between Borrower and Heller Financial, Inc., as Lender. Capitalized terms used herein without definition shall have the meanings set forth in the Loan Agreement.

          This Secured CAPEX Note is subject to mandatory prepayment as provided in the Loan Agreement and prepayment at the option of Borrower as provided in the Loan Agreement.

          This Secured CAPEX Note is the "CAPEX Note" as such term is defined and used in the Loan Agreement, is issued pursuant to the Loan Agreement and is entitled to the benefits of the Loan Agreement, reference to which is hereby made for a more complete statement of the terms and conditions under which the term loan evidenced hereby is made and is to be repaid, and the Collateral by which this Secured CAPEX Note is secured.

          All payments of principal and interest due in respect of this Secured CAPEX Note shall be made without defense, set off or counterclaim, in lawful money of the United States of America, and in same day funds and delivered to Payee by wire transfer to Payee's account, ABA No. 0710-0000-3 Account No. 52-98695 at First National Bank of Chicago, One First National Plaza, Chicago, IL 60670, Reference: "Heller Business Credit for the benefit of The Right Start, Inc.", or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Loan Agreement.

          THE LOAN AGREEMENT AND THIS SECURED CAPEX NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Secured CAPEX Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

          The terms of this Secured CAPEX Note are subject to amendment only in the manner provided in the Loan Agreement.

          No reference herein to the Loan Agreement and no provision of this Secured CAPEX Note or the Loan Agreement or the other Loan Documents shall alter or impair the obligation of Borrower, which is absolute and unconditional, to pay the principal of and interest on this Secured CAPEX Note at the place, at the respective times, and in the currency herein prescribed.

          Borrower promises to pay all fees, costs and expenses incurred in the collection and enforcement of this Secured CAPEX Note. Borrower and endorsers of this Secured CAPEX Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind (except such notices as may be expressly required under the Loan Agreement or the other Loan Documents) and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

          Whenever possible, each provision of this Secured CAPEX Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Secured CAPEX Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Secured CAPEX Note.

          IN WITNESS WHEREOF, Borrower has caused this Secured CAPEX Note to be executed and delivered by its duly authorized officer, as of the day and year first written above.

                                             THE RIGHT START, INC.,
                                             a California corporation


                                             By: _______________________________
                                             Name: _____________________________
                                             Title: ____________________________

                                                                       Exhibit C
                                                  to Loan and Security Agreement


                        FORM OF COMPLIANCE CERTIFICATE
                        ------------------------------


                                    [DATE]



Heller Financial, Inc.
500 West Monroe Street
Chicago, Illinois  60661
Attn:  HBC Portfolio

          Re:   The Right Start, Inc. Compliance Certificate
                --------------------------------------------

Ladies and Gentlemen:

          This certificate is given in accordance with subsection 5.1(E) of the Loan and Security Agreement dated as of November 14, 1996, between THE RIGHT START, INC., and HELLER FINANCIAL, INC. (as such agreement may be amended, restated, supplemented or otherwise modified and in effect from time to time, the "Loan Agreement"). Capitalized terms used herein without definition shall have the meanings set forth in the Loan Agreement.

          I hereby certify that:

          (a) I am the duly elected and acting Chief Financial Officer of Borrower, and as such am duly authorized to execute and deliver this certificate on behalf of Borrower.

          (b) The financial statements delivered with this certificate in accordance with subsection [5.1(A)/5.1(B)/5.1(C)] of the Loan Agreement fairly present in all material respects the financial condition and results of operations of _________________ as of the dates of such financial statements.

          (c) I have reviewed the terms of the Loan Agreement and have made, or caused to be made under my supervision, a review in reasonable detail

Heller Financial, Inc.
___________________, 19__
Page 2


                    of the transactions and condition of Borrower and its Subsidiaries during the accounting period covered by such financial statements.

               (d) Such review has not disclosed the existence during or at the end of such accounting period, and I have no knowledge, whether arising out of such review or otherwise, of the existence during or at the end of such accounting period or as of the date hereof, of any condition or event that constitutes a Default or an Event of Default except as set forth on Schedule 1 hereto, which includes a description of
                             ----------
                    the nature and period of existence thereof and what action Borrower has taken, is undertaking and proposes to take with respect thereto.

               (e) Borrower and its Subsidiaries are in compliance with the covenants contained in Section 6 and subsections 7.1, 7.4 and 7.5 of the Loan Agreement except as set forth below or described on Schedule 1 attached hereto.
                                 ----------

               (f)  Attached hereto as Schedule 2 is a schedule of each issue of
                                       ----------
                    the outstanding Indebtedness for borrowed money of Borrower and its Subsidiaries and the Subordinated Debt, showing the outstanding principal amount thereof and the accrued and unpaid interest thereon.

               In determining compliance with the provisions identified in (e) above, the following calculations have been made:

1.   NET WORTH (subsection 6.1) of Borrower and its Subsidiaries on a
     ---------
     consolidated basis as of ___________________, _____

     A.   Net Worth in accordance with GAAP                $___________

     B.   Required minimum Net Worth
          under subsection 6.1                             $ 8,000,000
                                                            -----------

     C.   In Compliance                                          Yes/No

Heller Financial, Inc.
_____________________, 19___
Page 3

2.   INTEREST COVERAGE (subsection 6.2)
     -----------------
     for Borrower and its Subsidiaries
     on a consolidated basis

     A.   [Fiscal quarter] [_______-month fiscal period] covered:

          _____________________, 19___ through
          _____________________, 19___

          1.   EBITDA                                             $_________

          2.   Interest Expenses                                  $_________

          3.   Actual Interest Coverage
               (1 divided by 2)                                    _________

          4.   Required minimum Interest
               Coverage ratio under subsection 6.2                   2:1
                                                                   ---------
          5.   In Compliance                                        Yes/No

     B.   Twelve-month fiscal period covered:

          _____________________, 19___ through
          _____________________, 19___

          1.   EBITDA                                             $_________

          2.   Interest Expenses                                  $_________

          3.   Actual Interest Coverage
               (1 divided by 2)                                    _________

          4.   Required minimum Interest
               Coverage ratio under subsection 6.2                   2:1
                                                                   ---------
          5.   In Compliance                                        Yes/No

Heller Financial, Inc.
_____________________, 19___
Page 4

3.   INDEBTEDNESS (subsection 7.1)
     ------------

     A.   Secured purchase money debt (7.1(b))

          1.   Permitted                                        $ 250,000
                                                                 ----------

          2.   Actual (excluding capital leases)                $__________

          3.   In Compliance                                       Yes/No

     B.   Capital Leases (7.1(c))

          1.   Permitted                                        $ 200,000
                                                                 ----------

          2.   Actual                                           $__________

          3.   In Compliance                                       Yes/No

     C.   Refinancings Of Indebtedness
          (7.1(f)) incurred during period

          1.   [describe debt outstanding]
               Balance on Closing Date                          $__________

          2.   Amount of refinancing Indebtedness               $__________


4.   ASSET DISPOSITIONS (subsection 7.3(A))
     ------------------

     Period covered:
     ____________________, 19___ through
     ____________________, 19___

     A.   Describe any sales during period
          (other than sales of Inventory in ordinary course of business ("OCB")) (list each by market value of assets sold):

          _________________________________________

          _________________________________________

Heller Financial, Inc.
_____________________, 19___
Page 5

     B.   Aggregate market value of assets
          sold during period (other than
          sales of Inventory in OCB                              $__________

     C.   Aggregate market value of assets sold
          in Fiscal Year (other than sales of
          Inventory in OCB)                                      $__________

     D.   Permitted Assets Dispositions
          (individual/aggregate) in any
          Fiscal Year                                        $50,000/100,000
                                                              --------------

     E.   In Compliance                                             Yes/No

5.   INVESTMENTS (subsection 7.4)
     -----------

     A.   Permitted outstanding employee
          Loans and advances                                     $ 50,000
                                                                  ----------

     B.   Actual outstanding employee
          Loans and advances                                     $__________

     C.   In Compliance                                              Yes/No


6.   RESTRICTED JUNIOR PAYMENTS (subsection 7.5)
     --------------------------

     Period covered:

     ___________________, 19___ though
     ___________________, 19___

     A.   Permitted management fees                              $ 400,000/yr
                                                                  -----------

     B.   Actual management fees paid                            $___________

     C.   In Compliance                                              Yes/No

Heller Financial, Inc.
____________________, 19__
Page 6



          The foregoing certifications and computations are made as of ____________ [end of fiscal period] and delivered this ____ day of
__________________, 19__.


                                        THE RIGHT START, INC.



                                        By _________________________________
                                        Name _______________________________
                                        Its ________________________________

Heller Financial, Inc.
_____________________, 19__
Page 7



                                  SCHEDULE 1

                        DEFAULTS AND EVENTS OF DEFAULT

Heller Financial, Inc.
_____________________, 19__
Page 8


                                  SCHEDULE 2

                                 INDEBTEDNESS

                                                                       Exhibit D
                                                  to Loan and Security Agreement

                           FORM OF INVENTORY REPORT
                           ------------------------

                Inventory Designation Report and Certification
                ----------------------------------------------

To:   Heller Financial, Inc.          Date Prepared:    ________________________
      505 North Brand Blvd.           Borrower's Name:  ________________________
      11th Floor                      Client Number:    ________________________
      Glendale, CA 91203              Address:          ________________________
                                                        ________________________


Pursuant to the terms of our Loan and Security Agreement entered into with Heller Financial, Inc. dated _________________ we hereby represent to you that;
(i) all inventory listed below is owned by us free and clear of all encumbrances except your security agreement; (ii) all inventory is issued for not less than the amount set forth below and you are named Loss Payee thereunder; (iii) the inventory values set forth below are based upon the lower of (a) cost on a first-in first-out basis, or (b) current market; and (iv) the most recent physical inventory count took place on and was taken by inventory as of:___________________________
                         (Done)



                      Inventory and Reserves Compulation
                      ----------------------------------


GROSS INVENTORY
---------------
                                                              ------------------
  RETAIL STORE INVENTORY                 (ATTACHED SCHEDULE)          $0.00
  EAST COAST DISTRIBUTION                                     ------------------
  WEST COAST DISTRIBUTION                                     ------------------
  INVENTORY IN-TRANSIT                                        ------------------
  LETTER OF CREDIT INVENTORY                                  ------------------
  OTHER                                                       ------------------
  GROSS INVENTORY BALANCE                                     ------------------

LESS INELIGIBLE INVENTORY
-------------------------
                                                              ------------------
  DEFECTIVE MERCHANDISE TO BE RETURNED                               $0.00
  LIENED INVENTORY (STATES OF PENNSYLVANIA)                   ------------------
  OTHER INELIGIBLES (PER SECTION 21(B) OF LOAN
    AND SECURITY AGREEMENT)                                   ------------------
  DUTY AND FREIGHT ON LETTER OF CREDIT INVENTORY              ------------------

  NET ELIGIBLE INVENTORY                                      ------------------
                                                              ------------------

RESERVES
--------
                                                              ------------------
  RENTAL RESERVES TO BE TAKEN IN         (ATTACHED SCHEDULE)         $0.00
  EXCESS OF $500,000 PER SECTION                              ------------------
  2.1(A)(2) OF THE LOAN AND
  SECURITY AGREEMENT DATED

                                   BORROWER:   ____________________________
                                   BY:         ____________________________
                                                  Authorized Signature


                         Do Not Use - OFFICE USE ONLY

--------------------------------------------------------------------------------
Received by:              Reviewed by:            Posted:

--------------------------------------------------------------------------------

                                                                 SCHEDULE 1.1(A)
                                                  to Loan and Security Agreement



                                  OTHER LIENS


1.   UCC FILINGS

Debtor                   Secured Party                 State          Filing No.         Date
------                   -------------                 -----          ----------         ----
The Right Start          Pitney Bowes Credit Corp.     CA             91261914           12/10/91

The Right Start, Inc.    AT&T Credit Corp.             CA             93092047           5/13/93
dba The Right Start

The Right Start, Inc.    AT&T Credit Corp.             CA             932422028          12/2/93
dba The Right Start
Catalog

The Right Start          STS Systems                   CA             9613060758         5/8/96

The Right Start          Pitney Bowes Credit Corp.     CA             92099701           5/4/92
Catalog

The Right Start          Pitney Bowes Credit Corp.     CA             92192558           9/3/92
Catalog

The Right Start          Pitney Bowes Credit Corp.     CA             9508960407         3/27/95
Catalog

                                                                 SCHEDULE 3.1(A)
                                                  to Loan and Security Agreement


                 HELLER FINANCIAL, INC./THE RIGHT START, INC.
                          LOAN AND SECURITY AGREEMENT

                           LIST OF CLOSING DOCUMENTS

          1. Loan and Security Agreement (including all exhibits and schedules thereto)

          2.   Secured CAPEX Note

          3.   Initial Borrowing Base Certificate

          4.   Notice of Initial Borrowing

          5.   Trademark Security Agreement (including exhibits thereto)

          6.   Assignment of Insurance Proceeds

          7.   Blocked Account Agreement

          8.   Notices of Security Interest in Bank Accounts

          9. Warehouse Agreements (plus UCC-1 Financial Statements executed in conjunction therewith)
               a.   The Jay Group, Inc.
               b.   USCO Distribution Services, Inc.

          10. Legal Option of Millbank Tweed Hadley & McCloy, special counsel to Borrower

          11.  Closing Certificate

          12.  Accountants Letter

          13.  Payoff Demands (with wire instructions)

          14.  Funds Flow Memorandum/Disbursement Instructions

          15.  Business Plan

          16.  Projections

          17. Borrower's Secretary's Certificate (including incumbency) Exhibit A-Articles of Incorporation
               Exhibit B-Bylaws
               Exhibit C-Resolutions

          18.  Certified Charter of Borrower

          19. Good Standing Certificates of Borrower for each of the jurisdictions set forth on Schedule 1 hereto

               a. Telephonic confirmation of good standing of the foregoing on the Closing Date

          20.  UCC-1s for filing in each of the jurisdictions set forth on
               Schedule 2 hereto, each executed by Borrower as Debtor

          21.  Proof of Insurance conforming with (S) 5.10

          22 Proof of termination of existing security interests, including executed UCC-2s.

                                                   SCHEDULE 1 TO SCHEDULE 3.1(A)
                                                  to Loan and Security Agreement


                          GOOD STANDING JURISDICTIONS

                                  California
                                   Colorado
                                  Connecticut
                                    Georgia
                                   Illinois
                                   Maryland
                                 Massachusetts
                                   Michigan
                                   Minnesota
                                   Missouri
                                  New Jersey
                                   New York
                                 Pennsylvania
                                   Virginia
                                  Washington

                                                  SCHEDULE 2 to SCHEDULE 3.1 (A)
                                                  to Loan and Security Agreement




                          UCC-1 FILING JURISDICTIONS

                        Office of Secretary of State,
                        or Jurisdictional Equivalent,
                           in each of the following:



                                  California
                                   Colorado
                                  Connecticut
                                   Georgia
                                   Illinois
                                   Maryland
                                Massachusetts
                                   Michigan
                                  Minnesota
                                   Missouri
                                  New Jersey
                                   New York
                                 Pennsylvania
                                   Virginia
                                  Washington

                              SCHEDULE 4.1(B) (1)
                              --------------------
                        Capitalization of Loan Parties

Authorized capital stock of The Right Start, Inc.:

     25,000,000 shares of common stock, no par value per share

Principal shareholders of The Right Start, Inc.:

     The following table sets forth certain information, as of September 25, 1996, with respect to all those known by the Company to be the beneficial owners of more than 5% of its outstanding common stock, each director who owns shares of common stock, certain executive officers of the Company, and all directors and executive officers of the Company as a group.

                                              Amount and Nature of
Name and Address of Beneficial Owner         Beneficial Ownership (1)      Percent of Class
------------------------------------         ------------------------      ----------------
KAIM Non-Traditional, L.P. (2)                         3,077,709                  38.7%
1800 Avenue of the Stars
Second Floor
Los Angeles CA 90067

Fred Kayne (3)                                           641,693                   8.0%
Fortune Fashions
6501 Flotilla Street
Commerce, CA 90040

Primerica Life Insurance Company                         631,376                   7.9%
388 Greenwich Street
Commerce, Ca 90040

Albert O. Nicholas                                       625,000                   7.9%
Nicholas Co., Inc.
700 North Water Street
Milwaukee, WI 53202

Howard Kaplan                                            610,000                   7.7%
99 Chauncy Street
Boston, MA 02111

Stanley M. Fridstein (4)                                 427,009                   5.3%
5334 Sterling Center Drive
Westlake Village, CA 91361

Lenny M. Targon (5)                                      362,300                   4.6%
5334 Sterling Center Drive
Westlake Village, CA 91361

Ronald J Blumenthal (6)                                   76,193                     *
5334 Sterling Center Drive
Westlake Village, CA 91361

Andrew Feshbach (7)                             10,317                      *
Big Dogs
121 Gray Avenue, Suite 300
Santa Barbara, CA 93101

Robert R. Hollman (7)                           10,317                      *
Topa Management
1800 Avenue of the Stars
Suite 1400
Los Angeles, CA 90067

Richard A. Kayne (7)                            10,317                      *
Kayne Anderson Investment Management, Inc.
1800 Avenue of the Stars
Second Floor
Los Angeles, CA 90067

Jerry R. Welch (7)(8)                           10,317                      *
Kayne Anderson Investment Management, Inc.
1800 Avenue of the Stars
Second Floor
Los Angeles, CA 90067

Howard M. Zelikow (7)(8)                        10,317                      *
Kayne Anderson Investment Management, Inc.
1800 Avenue of the Stars
Second Floor
Los Angeles, CA 90067

All executive offices and directors          4,058,101                     51%
as a group (14 persons) (9)

_______________________________

     *    Less than one percent.

     (1) Except as otherwise noted below, the persons named in the table have sole voting power and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable.

     (2) Richard A. Kayne is the President, Chief Executive Officer and a Director of Kayne Anderson Investment Management, Inc., the general partner of KAIM Non-Traditional, L.P. ("KAIM"). Mr. Kayne has shared dispositive and voting power with KAIM with respect to the shares. The shares are held by four investment partnerships for which KAIM serves as general partner, including 1,261,703 shares held by Kayne, Anderson Non-Traditional Investments, L.P., 861,651 shares held by ARBCO Associates, L.P., 738,558 shares held by Offense Group Associates, L.P. and 215,412 shares held by Opportunity Associates, L.P.

     (3) Shares include currently exercisable stock options to purchase 10,317 shares of common stock.

     (4) Shares include (i) currently exercisable stock options to purchase 388,000 shares held by Mr. Fridstein, (ii) 14,939 shares held by the Company's employee stock ownership plan for the benefit of Mr. Fridstein and (iii) 24,070 shares which vest over time which are held by the Company's ESPP for the benefit of Mr. Fridstein.

     (5) Shares include (i) currently exercisable stock options to purchase 333,000 shares held by Mr. Targon, (ii) 1,204 shares held by the Company's employee stock ownership plan for the benefit of Mr. Targon,

          (iii) 2,620 shares held by the Company's employee stock ownership plan for the benefit of Mr. Targon's spouse, (iv) 3,991 vested shares held by the Company's ESPP for the benefit of Mr. Targon, (v) 695 vested shares held by the Company's ESPP for the benefit of Mr. Targon's spouse, (vi) 19,020 shares which vest over time which are held by the Company's ESPP for the benefit of Mr. Targon and (vii) 2,961 shares which vest over time which are held by the Company's ESPP for the benefit of Mr. Targon's spouse. Mr. Targon disclaims beneficial interest in his spouse's stock in the employee stock ownership plan and ESPP.

     (6) Shares include stock options to purchase 75,000 shares of common stock and 1,193 shares held by the Company's employee stock ownership plan for the benefit of Mr. Blumenthal.

     (7) All shares consist of currently exercisable options to purchase common stock.

     (8) Messrs. Welch and Zelikow are a Senior Vice President and a member of Kayne Anderson Investment Management, Inc., respectively; however, they disclaim beneficial ownership with respect to shares held by KAIM or any of its affiliates.

     (9) Shares include options to purchase common stock beneficially owned by executive officers and directors, including 75,000 with respect to Mr. Blumenthal, 75,000 with respect to Mr. Mitchell, 45,000 with respect to Ms. Shauer, 25,000 with respect to Ms. Platfoot, 20,000 with respect to Ms. Mickey, 20,000 with respect to Mr. Young, 10,317 with respect to each of Messrs. Feshbach, Hollman, Fred Kayne, Richard Kayne, Welch and Zelikow and 5,000 with respect to Mr. Pollock. Shares also include 3,077,709 shares beneficially owned by KAIM for which Mr. Richard A. Kayne shares dispositive and voting power.

Authorized capital stock of The Right Start Subsidiary I, Inc.:

     1,000 shares of common stock, no par value per share

Sole shareholder of The Right Start Subsidiary I, Inc.:

     The Right Start, Inc.:  1000 shares

                             SCHEDULE 4.1 (B) (2)
                             --------------------


Convertible Debenture dated as of October 11, 1996, in the principal amount of $2,842,000, made in favor of Cahill Warnock Strategic Partners, L.P., convertible into 500,000 shares of common stock of The Right Start, Inc.

Convertible Debenture dated as of October 11, 1996, in the principal amount of $158,000, made in favor of Strategic Associates, L.P., convertible into 26,333.33 shares of common stock of The Right Start, Inc.

As of November 13, 1996, the following options to purchase the Company's common stock are issued and outstanding under the Company's various stock plans:

     1991 Employee Stock Option Plan:  242,500 shares

     1995 Non-employee Director Plan: 61,902 shares (plus shares issued 11/12/96, the number of which has not yet been determined)

As of November 13, 1996, Stanley Fridstein holds options exercisable into 388,000 shares of the Company's common stock.

As of November 13, 1996, Lenny Targon holds options exercisable into 333,000 shares of the Company's common stock.

SCHEDULE 4.6
TRADE NAMES

The Right Start
The Right Start Catalog
The Right Start Store (no longer in use)
The Right Answer (no longer in use)
Children's Wear Digest (sold December 1994)
Markdown Playground (no longer in use)
Weebok Children's Wear Catalog ("Weebok" name used under license agreement with Reebok dated c.1992; no longer in used since c.1993)

SCHEDULE 4.7
LOCATION OF PRINCIPAL PLACE OF BUSINESS, BOOKS AND RECORDS AND COLLATERAL

Principal place of business and books and records:

Corporate Office-
The Right Start, Inc.
5334 Sterling Center Drive
Westlake Village, CA 91361

Collateral locations:

Corporate office (as above)

The Jay Group (Third Party Distribution Center)
60 North Ronks Road
Ronks, PA 17572

USCO (Third Party Distribution Center)
15927 Distribution Way
Cerritos, CA 90703

The Right Start stores (see directory for individual locations)

THE RIGHT START, INC.   STORE DIRECTORY                 [LOGO APPEARS HERE]
---------------------------------------

DISTRICT NAME  MID-ATLANTIC                 DISTRICT MANAGER    DEBRA NATION

ADDRESS:       1106 Linden Street           Woodbridge          VA 22191

HOME PHONE:    703-494-8292   OFFICE PHONE: 703-491-5554        CELL PHONE:

HOME FAX:                     V-MAIL EXT:   514                 PAGER:
-----------------------------------------------------------------------------------------------------------
STORE # 4    STORE NAME  Gwinnett                               Phone       770 497-1115
        -                --------
2100 Pleasant Hill Road         Suite #14                       Fax         770 497-0322
Duluth             GA 30136                                     Modem       770 497-1816
OPEN DATE 12/9/94                                               Speed Dial  10214
------------------------------------------------------------------------------------------------------------
Kandyss    Goad                     Store Manager               Home Phone  404-235-7842   B-Day Jun 25
Kerry      Sheehan                  Assistant Manager 1         Home Phone  770-640-0195   B-Day Apr 05
Walter     Stanley                  Assistant Manager 1         Home Phone  770-924-6503   B-Day Sep 01
------------------------------------------------------------------------------------------------------------
STORE # 5    STORE NAME  TOWN CENTER                            Phone       770 795-8009
        -                -----------
400 Barrett Parkway             Suite #260                      Fax         770 795-8909
Kennesaw          GA  30144                                     Modem       770 795-8305
OPEN DATE 11/26/94                                              Speed Dial  10215
------------------------------------------------------------------------------------------------------------
Melissa    Boring                   Area Manager                Home Phone                 B-Day
Geni       Russell                  Assistant Manager 2         Home Phone                 B-Day
------------------------------------------------------------------------------------------------------------
STORE # 15   STORE NAME  King of Prussia                        Phone       610 337-0707
        --               ---------------
160 North Gulph Road            Suite #6225                     Fax         610 337-1822
King of Prussia   PA  19406                                     Modem       610 337-1903
OPEN DATE 11/1/95                                               Speed Dial  10315
------------------------------------------------------------------------------------------------------------
Sandra     Hill                     Store Manager               Home Phone  215-943-6051   B-Day Feb 12
Dana       Robinson-Melendez        Assistant Manager 1         Home Phone  215-587-0704   B-Day Jun 30
Jenifer    Melvin                   Assistant Manager 2         Home Phone  610-622-5648   B-Day
------------------------------------------------------------------------------------------------------------
STORE # 27   STORE NAME  Galleria                               Phone       412 563-3350
        --               --------
1500 Washington Road            Space #1307                     Fax         412-563-3211
Pittsburgh        PA  15228                                     Modem       412-563-3212
OPEN DATE 10/10/96                                              Speed Dial
------------------------------------------------------------------------------------------------------------
Krista     Shields                  Store Manager               Home Phone  412-942-6429   B-Day
Zoe        Rudolph                  Assistant Manager 1         Home Phone  412-344-4092   B-Day
Christine  Crow                     Assistant Manager 2         Home Phone  412-494-9606   B-Day
------------------------------------------------------------------------------------------------------------
STORE # 29   STORE NAME  Tysons                                 Phone       703 448-9610
        --               ------
8030 L Tysons Corner Center                                     Fax         703 448-9870
Mclean            VA  22102                                     Modem       703 448-9776
OPEN DATE 10/10/96                                              Speed Dial
------------------------------------------------------------------------------------------------------------
Michelle   Adams                    Store Manager               Home Phone  703-264-1214   B-Day Mar 07
Michael    Marcus                   Assistant Manager 1         Home Phone  301-299-7498   B-Day
------------------------------------------------------------------------------------------------------------
STORE # 33   STORE NAME  Fair Oaks                              Phone       703 383-0200
        --               ---------
11835-L Fair Oaks                                               Fax         703 383-0205
Fairfax           VA  22033                                     Modem       703 0202-0204
OPEN DATE 10/31/96                                              Speed Dial
------------------------------------------------------------------------------------------------------------
Shannon    Rabideau                 Store Manager               Home Phone  703-222-0226   B-Day
Steve      Buenaga                  Assistant Manager 1         Home Phone                 B-Day
------------------------------------------------------------------------------------------------------------

                               ---------------------------------------------
Tuesday, October 08, 1996       This is the information as of day of print.
Page 1 of 9                           Please forward any revisions to
                                         Janette Smaligo via e-mail.
                               ---------------------------------------------

THE RIGHT START, INC.   STORE DIRECTORY                    [LOGO APPEARS HERE]
---------------------------------------

STORE#  38    STORE NAME      MONTGOMERY MALL      Phone     410
        --                    ---------------
7101 Democracy Boulevard           #1056           Fax       410
Bethesda        MD  20817                          Modem     410
OPEN DATE 11/20/96                                 Speed Dial
 .............................................................................................
Debbie    Ruben       Store Manager                Home Phone 301-230-1685  B-Day

Nikki     Perryman    Assistant Manager 1          Home Phone 650-550-0954  B-Day Jan 08

---------------------------------------------------------------------------------------------





                              -------------------------------------------------
Tuesday, October 08, 1996        This is the information as of day of print.
Page 2 of 9                        Please forward any revisions to Janette
                                              Smaligo via e-mail.
                              --------------------------------------------------

THE RIGHT START, INC. STORE DIRECTORY                 [LOGO APPEARS HERE]
-------------------------------------

District Name  Midwest                         District Manager            Kathy Buchanan
Address:       252 Merton Avenue               Glen Ellyn                  IL 60137
Home Phone:    630-545-2732  Office Phone:     630-545-9366                Cell Phone
Home  Fax:     630-545-9511  V-Mail Ext:      331                         Pager:       888-492-0428
---------------------------------------------------------------------------------------------------------------------------------
STORE # 7      STORE NAME    MALL OF AMERICA                               Phone        612 854-6604
       --                    ---------------
W134 West Market                                                           Fax          612 854-6590
Bloomington   MN  55425-5550                                               Modem        612 854-6249
OPEN DATE 11/5/94                                                          Speed Dial   10217
 .................................................................................................................................
Kim Rooney               Training  Store Manager                           Home Phone   612-494-4503   B-Day Jul 22
Martha Powers            Store Manager In Training                         Home Phone   612-443-2319   B-Day Sep 24
Danielle Ottman          Assistant Manager 2                               Home Phone   612-405-8237   B-Day Sep 18
---------------------------------------------------------------------------------------------------------------------------------
STORE # 14     STORE NAME  WOODFIELD                                       Phone        847 619-0024
        --                 ---------
F333 Woodfield Mall                                                        Fax          847 619-0028
Schaumburg    IL 60173                                                     Modem        847 619-6450
OPEN DATE  11/22/95                                                        Speed Dial   10314
 .................................................................................................................................
Nancy Laskowski          Store Manager                                     Home Phone   847-299-7584   B-Day May 25
Tamara Janda             Assistant Manager 1                               Home Phone   847-776-4965   B-Day Oct 22
Suzanne Thomas           Assistant Manager 2                               Home Phone   312-784-7945   B-Day Jun 05
---------------------------------------------------------------------------------------------------------------------------------
STORE # 16     STORE NAME OLD ORCHARD                                      Phone        847 329-0250
        --                -----------
78 Old Orchard Center         Suite #F-78                                  Fax          847 329-0350
Skokie     Il  60077                                                       Modem        847 329-9636
OPEN DATE 11/8/95                                                          Speed Dial   10316
 .................................................................................................................................
Sueann French            Store Manager                                     Home Phone   630-263-9320   B-Day Sep 04
Samara Gallino           Assistant Manager 2                               Home Phone   312-267-9435   B-Day Feb 15
---------------------------------------------------------------------------------------------------------------------------------
STORE # 19     STORE NAME TWELVE OAKS                                      Phone        810 347-2300
        --                -----------
27488 Novi Road               Suite #C-248                                 Fax          810 347-2434
Novi        MI  48377                                                      Modem        810 347-2391
OPEN DATE 3/28/96                                                          Speed Dial   10319
 .................................................................................................................................
Tiffen Long              Store Manager                                     Home Phone                  B-Day
Paula  Patterson         Assistant Manager 1                               Home Phone   810-887-2845   B-Day Jan 21
---------------------------------------------------------------------------------------------------------------------------------
STORE # 21     STORE NAME BURNSVILLE                                       Phone        612 892-5665
        --                ----------
2021 Burnsville Center                                                     Fax          612 892-6092
Burnsville MN 55306                                                        Modem        612 892-5683
OPEN DATE 5/2/96                                                           Speed Dial   10321
 .................................................................................................................................
Barrie Kraus             Store Manager                                     Home Phone   612-591-7705   B-Day Mar 03
Jennifer Palido          Assistant Manager 1                               Home Phone   612-463-2910   B-Day Aug 07
---------------------------------------------------------------------------------------------------------------------------------
STORE # 24     STORE NAME SOMERSET                                         Phone        810 649-8800
        --                --------
2800 West Big Beaver Road     Suite # W-312                                Fax          810 649-6410
Troy        MI 48084                                                       Modem        810 649-9639
OPEN DATE 8/15/96                                                          Speed Dial
 .................................................................................................................................
Pam Leffew               Store Manager                                     Home Phone   810-652-4503   B-Day
Tracy Gardner            Assistant Manager 1                               Home Phone   810-340-9311   B-Day
---------------------------------------------------------------------------------------------------------------------------------

                                      ------------------------------------------
Tuesday, October 08, 1996               This is the information as of day of
Page 3 of 9                             print. Please forward any revisions to
                                        Janette Smaligo via e-mail.
                                      ------------------------------------------

THE RIGHT START, INC.         STORE DIRECTORY    [LOGO APPEARS HERE]
===============================================
STORE #  26    STORE NAME  SAINT LOUIS                           Phone       314  725-4399
         --                -----------
1436 Saint Louis Galleria                                        Fax         314  725-5630
Saint Louis     MO   63117                                       Modem       314  725-5271
OPEN DATE  5/23/96                                               Speed Dial  10326
 ..............................................................................................................
Kellie      Corwin            Store Manager                      Home Phone  314-256-7568   B-Day Feb 12
Jane        Burke             Store Manager in Training          Home Phone  314-940-8506   B-Day
--------------------------------------------------------------------------------------------------------------
STORE #  31    STORE NAME  WOODLAND                              Phone       616  285-0030
         --                --------
3191 28th Street, SE                                             Fax         616  285-0035
Kentwood        MI   49512                                       Modem       616  285-0032
OPEN DATE  10/24/96                                              Speed Dial
 ..............................................................................................................
Donelle     Christiansen      Assistant Manager 2                Home Phone  616-531-2253   B-Day
Shannon     Powers            Assistant Manager 2                Home Phone  616-698-1075   B-Day
--------------------------------------------------------------------------------------------------------------
STORE #  34    STORE NAME  OAKBROOK CENTER                       Phone       630  574 9166
         --                ---------------
20 Oakbrook Center                                               Fax         630
Oak Brook       IL   60521                                       Modem       630
OPEN DATE  11/19/96                                              Speed Dial
 ..............................................................................................................
Amy         Karaba            Store Manager                      Home Phone  630-637-0862   B-Day Sep 08
--------------------------------------------------------------------------------------------------------------

                              ------------------------------------------------
Tuesday, October 08, 1996        This is the information as of day of print.
Page 4 of 9                            Please forward any revisions to
                                         Janette Smaligo via e-mail.
                              ------------------------------------------------

The Right Start, Inc.    Store Directory               [LOGO APPEARS HERE]
==============================================

DISTRICT NAME   NORTHEAST                    DISTRICT MANAGER    Robin Taylor
Address:        514 Azalea Terrace           Branchburg          NJ  08876
Home Phone:     908-218-1082  Office Phone:                      Cell Phone:   908-400-8520
Home Fax:       908-218-1584  V-Mail Ext.:   478                 Pager:
--------------------------------------------------------------------------------------------------------------
STORE #  6          STORE NAME  NATICK                           Phone          508 647-0907
         -                      ------
1245 Worcester Street                  Suite #2108               Fax            508 647-1504
Natick             MA   01760                                    Modem          508 647-1501
OPEN DATE 10/25/94                                               Speed Dial     10216
 ..............................................................................................................
Tina      Coleman          Store Manager                         Home Phone     508-970-3645  B-Day Jun 02
Sandreley Henderson        Assistant Manager 2                   Home Phone     508-879-6352  B-Day Oct 22
--------------------------------------------------------------------------------------------------------------
STORE #  10         STORE NAME   BURLINGTON                      Phone          617 272-3353
         --                      ----------
1 Burlington Mall                     Suite #2116                Fax            617 272-5861
Burlington         MA   01803                                    Modem          617 272-6590
OPEN DATE 11/22/94                                               Speed Dial     10200
 ..............................................................................................................
Sean      Tabb            Training Store Manager                 Home Phone     617-395-4666  B-Day Feb 01
Michele   Becker          Store Manager in Training              Home Phone     617-787-3356  B-Day Mar 07
Rosario   Dominguez       Assistant Manager 2                    Home Phone     617-641-0282  B-Day Aug 09
Maureen   Croce           Assistant Manager 2                    Home Phone     508-536-9051  B-day Jul 24
--------------------------------------------------------------------------------------------------------------
STORE #  13         STORE NAME   SHORT HILLS                     Phone          201 258-0800
         --                      -----------
1200 Morris Turnpike                                             Fax            201 258-0841
Short Hills        NJ   07076                                    Modem          201 258-0842
OPEN DATE  8/18/95                                               Speed Dial     10313
 ..............................................................................................................
Jen       Borton          Store Manager                          Home Phone     908-233-9174  B-Day Dec 02
Sue       Gorbino         Assistant Manager 1                    Home Phone     201-331-1019  B-Day Jul 04
Hollie    Buchsbaum       Assistant Manager 2                    Home Phone     908-688-7490  B-Day Dec 05
Laura     Brouillard      Assistant Manager 2                    Home Phone     908-732-8031  B-Day Jun 04
--------------------------------------------------------------------------------------------------------------
STORE #  17         STORE NAME   ROOSEVELT FIELD                 Phone          516 873-0701
         --                      --------------
Level 1                               Suite #1086                Fax            516 873-0720
Garden City        NY   11530                                    Modem          516 873-0907
OPEN DATE 11/22/95                                               Speed Dial     10317
 ..............................................................................................................
Desiree   Greayer         Store Manager                          Home Phone     516-944-3267  B-Day Jul 27
Michelle  Torrisi         Store Manager in Training              Home Phone     718-777-0353  B-Day Sep 08
Meredith  Cardenes        Assistant Manager 2                    Home Phone     516-292-6536  B-Day Aug 11
Diana     Iaboni          Assistant Manager 2                    Home Phone     516-747-1916  B-Day Nov 06
--------------------------------------------------------------------------------------------------------------
STORE #  18         STORE NAME   DANBURY                         Phone          203 730-9003
         --                      -------
7 Backus Avenue                       Space #B-210               Fax            203 730-8611
Danbury            CT   06810                                    Modem          203 730-8727
OPEN DATE  3/21/96                                               Speed Dial     10318
 ..............................................................................................................
Donna     Galotto         Store Manager                          Home Phone     914-225-6088  B-day Sep 27
Lorraine  Gordon          Assistant Manager 2                    Home Phone     914-664-8227  B-day Jun 25
Joseph    Sarandrea       Assistant Manager 2                    Home Phone     203-574-4834  B-day Apr 16
--------------------------------------------------------------------------------------------------------------

                                ----------------------------------------------
Tuesday, October 08, 1996          This is the information as of day of print.
Page 5 of 9                        Please forward any revisions to Janette
                                            Smaligo via e-mail.
                                ----------------------------------------------

THE RIGHT START, INC.  STORE DIRECTORY            [LOGO APPEARS HERE]
--------------------------------------

STORE #    20      STORE NAME  BRIDGEWATER                                   Phone       908 575-9730
           --                  -----------
400 Commons Way                  Suite #303                                  Fax         908 575-9734
Bridgewater         NJ 08807                                                 Modem       908 575-9735
Open Date  4/17/96                                                           Speed Dial  10320
 ........................................................................................................................
Valerie       Pascadlo             Store Manager                             Home Phone  908-359-8493  B-Day May 02
Carolyn       Penna                Store Manager In Training                 Home Phone  908-813-1098  B-Day Mar 20
Rebecca       Besen                Assistant Manager 2                       Home Phone  908-359-1878  B-Day Apr 26
------------------------------------------------------------------------------------------------------------------------
STORE #    28      STORE NAME  GARDEN STATE                                  Phone       201 845-5000
           --                  ------------
Routes 4 & 17                    Space #C8                                   Fax         201 845-5001
Paramus             NJ 07652                                                 Modem       201 845-6518
Open Date  10/3/96                                                           Speed Dial
 ........................................................................................................................
Jennifer      Santandreu           Store Manager                             Home Phone  201-457-9726  B-Day Jun 13
Michele       Hooban               Assistant Manager 2                       Home Phone  201-279-0074  B-Day Nov 05
Judi          Manzi                Assistant Manager 2                       Home Phone  201-827-0535  B-Day Apr 16
------------------------------------------------------------------------------------------------------------------------
STORE #    35      STORE NAME  WESTFARMS                                     Phone       310
           --                  ---------
119 Westfarms Mall                                                           Fax         310
Farmington          CT 06032                                                 Modem       310
Open Date 11/21/96                                                           Speed Dial
 ........................................................................................................................
Robin         Taylor               District Manager                          Home Phone                B-Day
------------------------------------------------------------------------------------------------------------------------






                              --------------------------------------------------
Tuesday, October 08, 1996         This is the information as of day of print.
Page 6 of 9                         Please forward any revisions to Janette
                                               Samaligo via e-mail.
                               -------------------------------------------------

The Right Start, Inc.  Store Directory          [LOGO APPEARS HERE]
========================================

DISTRICT NAME    NORTHWEST                      DISTRICT MANAGER     PAM MAROTA
Address:         364 12th Avenue                San Francisco        CA 94118
Home Phone:      415-668-1916  Office Phone:    415-751-5584         Cell Phone:    415-699-3818
Home Fax:        415-751-5655  V-Mail ext:      350                  Pager:         888-492-0429
----------------------------------------------------------------------------------------------------------------------------
STORE #  3        STORE NAME   STONERIDGE                            Phone       510 847-6093
         -                     ----------
1320 Stoneridge Mall, #D-127                                         Fax         510 847-7368
Pleasanton          CA 94588                                         Modem       510 847-7329
OPEN DATE 11/14/93                                                   Speed Dial  10213
 ............................................................................................................................
Angela      Graff            Store Manager                           Home Phone  510-828-0922   B-Day Oct 07
Lisa        Wykoff           Store Manger In Training                Home Phone  510-371-1018   B-Day Feb 16
Jennifer    Sanchez          Assistant Manager 2                     Home Phone  510-357-6889   B-Day Sep 06
---------------------------------------------------------------------------------------------------------------------------
STORE #  11       STORE NAME   HILLSDALE                             Phone       415 358-1465
         --                    ---------
328 Hillsdale Mall                     Suite #1274                   Fax         415 358-1474
San Mateo           CA 94403                                         Modem       415 358-1470
OPEN DATE 12/17/94                                                   Speed Dial  10311
 ............................................................................................................................
Vonne       Ayers            Store Manager                           Home Phone                 B-Day
Teri        Eggers           Store Manager In Training               Home Phone                 B-Day
Angela      Batton-Pouliot   Assistant manager 1                     Home Phone  510-522-6860   B-day Oct 26
Anne        Reardon          Assistant manager 2                     Home Phone                 B-Day
----------------------------------------------------------------------------------------------------------------------------
STORE # 12        STORE NAME   VALLEY FAIR                           Phone       408 556-0100
        --                     ------------
2855 Stevens Creek Boulevard           Suite #1073                   Fax         408 556-0106
Santa Clara         95050                                            Modem       408 556-0107
OPEN DATE 12/18/94                                                   Speed Dial  10312
 ............................................................................................................................
Gwen        Stevens          Store Manager                           Home Phone                 B-Day
Paula       Vargas           Store Manager In Training               Home Phone  408-274-5965   B-Day Apr 23
Gary        Moore            Assistant Manager 1                     Home Phone  408-274-3586   B-Day Jun 28
----------------------------------------------------------------------------------------------------------------------------
STORE # 22        STORE NAME   BELLEVUE                              Phone       206 451-2445
        --                     --------
Bellevue Square                        Space #168                    Fax         206 451-2119
Bellevue           WA 98004                                          Modem       206 451-2124
OPEN DATE 5/3/96                                                     Speed Dial  10322
 ............................................................................................................................
Sherelle    Sisson           Store Manager                           Home Phone  206-781-4570   B-Day Nov 01
Laura       Rose             Store Manager In Training               Home Phone  206-283-4164   B-Day Nov 10
Evan        Dreger           Assistant Manager 2                     Home Phone                 B-Day
Karen       Morris           Assistant Manager 2                     Home Phone                 B-Day
----------------------------------------------------------------------------------------------------------------------------
STORE # 30        STORE NAME   ARDEN FAIR                            Phone       916 563-0540
        --                     ----------
1689 Arden Way                         Suite #1088                   Fax         916 563-0546
Sacramento         CA 95815                                          Modem       916 563-0547
OPEN DATE 10/17/96                                                   Speed Dial
 ............................................................................................................................
Melissa     Meece            Store Manager                           Home Phone  916-383-5563   B-Day
Matthew     Chestnut         Assistant Manager 1                     Home Phone  916-393-3989   B-Day
Candi       Malcolm          Assistant Manager 2                     Home Phone  916-669-1669   B-Day
----------------------------------------------------------------------------------------------------------------------------

                              --------------------------------------------------
Tuesday, October 08, 1996     This is the information as of day of print. Please
Page 7 of 9                            forward any revisions to
                                       Janette Smaligo via e-mail.
                              --------------------------------------------------

THE RIGHT START, INC. STORE DIRECTORY          [LOGO APPEARS HERE]
-------------------------------------

District Name    Southwest                      District Manager     Stephanie Bridson
Address:         1709 Milan Avenue              South Pasadena       CA 91030
Home Phone:      818-441-4912   Office Phone:   818-441-5583         Cell Phone:  818-489-9142
Home Fax:        818-441-0431   V-Mail Ext:     447                  Pager:       888-351-7254
--------------------------------------------------------------------------------------------------------------------
STORE # 1         STORE NAME  WESTLAKE VILLAGE                       Phone        818 707-0164
        -                     ----------------
5334A Sterling Center Drive                                          Fax          818 707-9108
Westlake Village CA  91361                                           Modem        818 707-1342
OPEN DATE 10/21/91                                                   Speed Dial 10211
 ....................................................................................................................
Mindy      Moss          Area Manager                                Home Phone   818-344-9027    B-Day Oct 11
Beverly    Henderson     Assistant Manager 1                         Home Phone   805-581-5820    B-Day
Merle      Yeager        Assistant Manager 2                         Home Phone                   B-Day
Alberto    Mendoza       Assistant Manager 2                         Home Phone                   B-Day
--------------------------------------------------------------------------------------------------------------------
STORE # 2         STORE NAME  LAGUNA HILLS                           Phone        714 581-5369
        -                     ------------
23052 Lake Forest Drive, #D-1                                        Fax          714 581-7847
Laguna Hills     CA  92653                                           Modem        714 581-5374
OPEN DATE 7/1/93                                                     Speed Dial   10212
 ....................................................................................................................
Jodi       Deusterhaus   Store Manager                               Home Phone   714-641-9609    B-Day Sep 16
Kathleen   Higgins       Store Manager In Training                   Home Phone   714-459-8726    B-Day
Marjorie   Barragan      Assistant Manager 1                         Home Phone   714-770-5516    B-Day Jan 11
April      Heike         Assistant Manager 1                         Home Phone   714-581-2766    B-Day Jan 05
--------------------------------------------------------------------------------------------------------------------
STORE # 9         STORE NAME  SANTA ANITA                            Phone       818 294-2400
        -                     -----------
400 South Baldwin                     Suite #203                     Fax          818 294-2404
Arcadia          CA  91007                                           Modem        818 294-2405
OPEN DATE 12/4/94                                                    Speed Dial   10219
 ....................................................................................................................
Michelle   Hixon         Store Manager                               Home Phone   805-297-6079    B-Day
Jennifer   Boyd          Assistant Manager 1                         Home Phone   818-576-8345    B-Day Sep 22
Kritiya    Pokawatana    Assistant Manager 2                         Home Phone   213-828-7968    B-Day Sep 21
--------------------------------------------------------------------------------------------------------------------
STORE # 23        STORE NAME  LOS CERRITOS                           Phone        310 467-2080
        --                    ------------
168 Los Cerritos Center                                              Fax          310 467-2077
Cerritos         CA  90703                                           Modem        310 467-2078
OPEN DATE 5/23/96                                                    Speed Dial 10323
 ....................................................................................................................
Lisa       Golka         Store Manager                               Home Phone   714-362-7286    B-Day
--------------------------------------------------------------------------------------------------------------------
STORE # 25        STORE NAME  PARK MEADOWS                           Phone        303 706-9100
        --                    ------------
8405 Park Meadows Center Drive        Suite #1077                    Fax          303 706-9300
Littleton           CO  80124                                        Modem        303 706-1140
OPEN DATE 8/30/96                                                    Speed Dial
 ....................................................................................................................
Debbie     Kruszeski     Training Store Manager                      Home Phone   303-797-6215    B-Day Nov 09
Stephanie  McBride       Store manager In Training                   Home Phone   303-936-3327    B-Day Jan 11
Kirstin    Kreger        Assistant Manager 2                         Home Phone   303-306-3148    B-Day
Sara       Thobois       Assistant Manager 2                         Home Phone   303-935-0031    B-Day Feb 24
--------------------------------------------------------------------------------------------------------------------

                                -----------------------------------------------
Tuesday, October 08, 1996          This is the information as of print.
Page 8 of 9                           Please forward any revisions to Janette
                                                 Smaligo via e-mail.
                                   --------------------------------------------

The Right Start, Inc.         Store Directory        [LOGO APPEARS HERE]
===============================================

STORE #    32     STORE NAME    GLENDALE GALLERIA                       Phone      818-637-5590
           --                   ----------------
1302 Glendale Galleria                                                  Fax        818
Glendale           CA 91210                                             Modem      818
OPEN DATE 11/7/96                                                       Speed Dial
 ..............................................................................................................................
Katie       Murphy              Store Manager                           Home Phone 310-434-7584   B-Day Oct 09
Carol       Gratrix             Assistant Manager 1                     Home Phone 805-252-0851   B-Day
------------------------------------------------------------------------------------------------------------------------------
STORE #    36      STORE NAME     WESTSIDE PAVILION                     Phone      818
           --                     -----------------
10800 West Pico Boulevard                 Suite 337                     Fax        818
West Los Angeles CA   90064                                             Modem      818
OPEN DATE 11/21/96                                                      Speed Dial
 ..............................................................................................................................
James       Nowell              Store Manager                           Home Phone 310-793-7992   B-Day Jun 17
Lisa        Walls               Store Manager In Training               Home PhonE 213-936-3155   B-Day
-----------------------------------------------------------------------------------------------------------------------------
STORE #    37       STORE NAME    TOPANGA PLAZA                         Phone      301
           --                     -------------
6600 Topanga Canyon Blvd.             #28                               Fax        301
Canoga Park             CA 91303                                        Modem      301
OPEN DATE 11/17/96                                                      Speed Dial
 ............................................................................................................................
Mindy       Moss                Area Manager                            Home Phone 818-344-9027   B-Day Oct 11
Stacy       Krant               Assistant Manager 1                     Home Phone 818-345-0961   B-Day Dec 26
---------------------------------------------------------------------------------------------------------------------------

                             ---------------------------------------------------

Tuesday, October 08, 1996       This is the information as of day of print.
Page 9 of 9                    Please forward any revisions to Janette Smaligo
                                               via e-mail.
                             ---------------------------------------------------

                                 SCHEDULE 4.13

UNITED STATES TRADEMARK REGISTRATIONS

================================================================================
 MARK                    INTERNATIONAL       REGISTRATION        REGISTRATION
                         CLASS               NUMBER              DATE
--------------------------------------------------------------------------------
 THE RIGHT START         16                  1,917,940           9/12/95

--------------------------------------------------------------------------------
 THE RIGHT START         42                  1,918,619           9/12/95

--------------------------------------------------------------------------------
 THE RIGHT START         16                  1,919,710           9/19/95
 CATALOG
--------------------------------------------------------------------------------
 THE RIGHT START         42                  1,918,513           9/12/95
 PROFESSIONAL
--------------------------------------------------------------------------------
 LOOP D' LOOP (28)       28                  1,616,864           10/9/90

================================================================================

UNITED STATES TRADEMARK APPLICATIONS

================================================================================
 MARK                    INTERNATIONAL       APPLICATION         FILING DATE
                         CLASS               NUMBER
--------------------------------------------------------------------------------
 THE RIGHT START         7                   75/067,366          3/4/96
--------------------------------------------------------------------------------
 THE RIGHT START         9                   75/067,367          3/4/96
--------------------------------------------------------------------------------
 THE RIGHT START         20                  75/067,374          3/4/96
--------------------------------------------------------------------------------
 THE RIGHT START         21                  75/067,370          3/4/96
--------------------------------------------------------------------------------
 THE RIGHT START         24                  75/087,466          4/12/96
--------------------------------------------------------------------------------
 THE RIGHT START         25                  75/067,371          3/4/96
--------------------------------------------------------------------------------
 THE RIGHT START         25                  75/067,372          3/4/96
--------------------------------------------------------------------------------
 THE RIGHT START         27                  75/067,373          3/4/96
================================================================================

UNITED STATES COPYRIGHT REGISTRATIONS


================================================================================
 TITLE                        REGISTRATION NUMBER      REGISTRATION DATE
--------------------------------------------------------------------------------
 TWO BABIES/WYATT START       VA 744683                2/29/96

================================================================================
 KID IN A HIGH CHAIR          VA 514452                3/15/92
================================================================================

CANADIAN TRADEMARK REGISTRATIONS

================================================================================
 MARK                    INTERNATIONAL      REGISTRATION      REGISTRATION DATE
                         CLASS              NUMBER
--------------------------------------------------------------------------------
 THE RIGHT START         42                 TMA434,105        9/30/94

--------------------------------------------------------------------------------
 THE RIGHT START         42                 TMA434,104        9/30/94
 CATALOG
================================================================================

FRENCH TRADEMARK REGISTRATION

================================================================================
 MARK                    INTERNATIONAL      REGISTRATION      REGISTRATION DATE
                         CLASS              NUMBER
--------------------------------------------------------------------------------
 THE RIGHT START         35                 558955            8/24/94
 CATALOG
================================================================================

UNREGISTERED MARKS

================================================================================
 MARK                    GOODS AND SERVICES
--------------------------------------------------------------------------------
 THE RIGHT START         catalog services in the fields of infant and juvenile
 CATALOG                 furniture, clothing, toys and accessories
--------------------------------------------------------------------------------
 DESIGN MARK (TWO        publications, namely booklets, catalogs and magazines,
 BABIES)                 featuring infants' and children's toys and playthings,
                         furniture, clothing, bedding, sports and transportation
                         equipment; hygiene, toilet-training and safety
                         equipment; nutrition and feeding, first aid and health
                         care equipment, clothing and accessories for expectant
                         and nursing mothers; and clothing and picture frames
                         and other memorabilia relating to newborn, parents and
                         grandparents
--------------------------------------------------------------------------------
                         mail order and catalog services in the field of
                         infants' and children's toys and playthings, furniture,
                         clothing, bedding, sports and transportation equipment;
                         hygiene, toilet-training and safety equipment; nutrition
                         and feeding, first aid and health care equipment,
                         clothing and accessories for expectant and nursing
                         mothers; and clothing and picture frames and other
                         memorabilia relating to newborns, parents and
                         grandparents
================================================================================

The Right Start, Inc

Retail Bank Accounts                                 Fed. Tax ID # 95-3971414           Schedule 4.20
--------------------------------------------------------------------------------------------------------------
  Store No.                   Store                       Bank & Account No                  Phone No.
--------------------------------------------------------------------------------------------------------------
     002       Laguna Hills                               Dana Niguel Bank              (714) 951-8444
               23052 Lake Forest Dr. #D-1                    008-019126
               Laguna Hills, CA 92653
--------------------------------------------------------------------------------------------------------------
     003       Stoneridge                                  Bank of America
               1320 Stoneridge Mall #D127                  See Valley Fair
               Pleasanton, CA 94588
--------------------------------------------------------------------------------------------------------------
     004       Gwinnett Place Mall                         South Trust Bank             (770) 612-6500*
               2100 Pleasant Hill Rd. #140                    66-994-944                Press 1,1
               Duluth, GA 30136                                                         Last 4
--------------------------------------------------------------------------------------------------------------
     005       Town Canter                                   Nations Bank               (800) 299-2265
               400 Barrett Pkwy. #260                        01-0674-5582               Press 3,1
               Kennesaw, GA 31044
--------------------------------------------------------------------------------------------------------------
     006       Natick                                          Bay Bank                 (800) 833-3336*
               1245 Worcester St. #2108                        387-14260                Press 1,1
               Natick, MA 01760                           586824-38714260-119           Last 4
--------------------------------------------------------------------------------------------------------------
     007       Mall of America                                First Bank                (800) 846-4646*
               W134 West Market                             1728-2101-6240              Press 1,1,1
               Bloominton, MN 55425                                                     Last 4
--------------------------------------------------------------------------------------------------------------
     009       Santa Anita                                  Bank of America
               400 South Baldwin #203                       See Valley Fair
               Arcadia, CA 91007
--------------------------------------------------------------------------------------------------------------
     010       Burlington                                      Bay Bank
               1 Burlington Mall #2116                        See Natick
               Burlington, MA 01803
--------------------------------------------------------------------------------------------------------------
     012       Valley Fair                                  Bank of America             (818) 707-2699*
               2855 Stevens Creek Blvd. #2178                 06689-17603               Last 4
               Santa Clara, CA 95050
--------------------------------------------------------------------------------------------------------------
     013       Short Hills                                     PNC Bank                 (800) 225-2424
               1200 Morris Tumpike                           81-0434-3370               Press 5
               Short Hills, NJ 07078                                                    Customer #8218776875
                                                                                        Pin #
--------------------------------------------------------------------------------------------------------------
     014       Woodfield                                     First Chicago              (847) 240-6400
               F333 Woodfield Mall                           375001251814
               Schaumburg, IL 60173
--------------------------------------------------------------------------------------------------------------
     015       King of Prussia                              CoreStates Bank             (800) 426-6900
               160 North Gulph Rd. #8225                      14106-72322               Press 1,0,1
               King Of Prussia, PA 19406
--------------------------------------------------------------------------------------------------------------
     016       Old Orchard                                First American Bank           (847) 952-3700
               78 Old Orchard Center #F78                      19671104                 Press 2,1
               Skokie, IL 60077
--------------------------------------------------------------------------------------------------------------
     017       Roosevelt Field                               Republic Bank              (516) 742-5500
               Level 1 Suite 1086                             9701017304
               Garden City, NY 11530
--------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
 018   Danbury Fair Mall                        First Union        (800) 225-5332
       7 Backus Ave Space B210                   3024614723        Press 9,2
       Danbury, CT 06810
------------------------------------------------------------------------------------
 019   Twelve Oaks Mall                       Michigan National    (800) 225-5662 *
       27488 Novi Rd. #C248                     5700 94725 1       Press 1
       Novi, MI 48377                                              Last 4
------------------------------------------------------------------------------------
 020   Bridgewater Commons                        PNC Bank         (800) 762-3955 *
       400 Commons Way #303                      8010356744        Customer No.
       Bridgewater, NJ 08807                                       0953971414
                                                                   Pin #0755
                                                                   Press 1,1,1
------------------------------------------------------------------------------------
 021   Burnsville Center                        Norwest Bank       (612) 667-9378
       2021 Burnsville Center                    3970122002        Press 0
       Burnsville, MN 55306
------------------------------------------------------------------------------------
 022   Bellevue Square                         Seafirst Bank       (206) 358-5112 *
       Space 168, Bellevue Square                 75470302         Press 2,5,1
       Bellevue, WA 98004                                          1st 5
------------------------------------------------------------------------------------
 023   Los Cerritos                            Bank of America
       168 Los Cerritos Center                 See Valley Fair
       Cerritos, CA 90703
------------------------------------------------------------------------------------
 024   Somerset North                          Standard Federal    (810) 816-0510
       2800 W. Big River Beaver Rd #W312          2354000132
       Troy, MI 48084
------------------------------------------------------------------------------------
 025   Park Meadows                            Security Service    (303) 649-9771
       8405 Park Meadows Ctr Dr #1077        Federal Credit Union  Press 0
       Littleton, CO 80124                        4304438071
------------------------------------------------------------------------------------
 026   St. Louis Galleria                        Commerce Bank     (314) 746-8700 *
       1436 St. Louis Galleria                     270177733       Press 1,1
       St. Louis, MO 63117                                         Access Code 1414
------------------------------------------------------------------------------------
 027   Galleria                                    PNC Bank        (412) 762-2000
       1500 Washington Road #1307                 1002523512
       Pittsburgh, PA 15228
------------------------------------------------------------------------------------
 028   Garden State                               Summit Bank      (201) 845-5450
       Routes 4 & 17                             4007 01032 4
       Paramus, NJ 07652
------------------------------------------------------------------------------------
 029   Tysons                                     Riggs Bank       (800) 368-5800
       8030 L Tysons Corner Center                 01816438        Press 1,2,0
       McLean, VA 22102
------------------------------------------------------------------------------------

Wells Fargo Bank Accounts
Depository                             4737-051888
General                                4737-051920
Sweep                                  4417-828191
Accounts Payable                       4759-605827
Payroll                                4737-051912
Right Start Refund                     4737-051904
Freight                                4737-051896
Office Supply                          4737-052084

--------------------------------------------------------------------------------------
     031    Woodland                         Comerica Bank          (800)643-4418
            3191 28th St. SE                  1850291079            Press 0
            Kentwood, MI 49512
--------------------------------------------------------------------------------------
     037    Topanga Plaza               California Federal Bank     (818) 883-1550
            6600 Topanga Canyon Blvd.#28      078 5215795
            Canoga Park, CA 91303
--------------------------------------------------------------------------------------

SCHEDULE 4.21
SUBSIDIARIES

The Right Start, Inc. has the following inactive, wholly-owned subsidiary:

The Right Start, Inc. Subsidiary I

                                 SCHEDULE 4.22
                                 -------------
                               Employee Matters

None.

SCHEDULE 7.1
OTHER INDEBTEDNESS


Loan Agreement between The Right Start, Inc. and Wells Fargo Bank dated June 12, 1995

Finance agreement with Premium Financing Specialists of California, Inc. dated October 9, 1996; financed amount of $114,554 with eight monthly principal and interest payments of $14,804.01. Purpose is to pay corporate insurance premiums.

Finance agreement dated April 12, 1996 in the amount of $157,925 with STS Systems for merchandising system; secured by hardware and operating system.

Letters of credit open as of November 13, 1996 - see attached

                             THE RIGHT START, INC.                      11/14/96

Documentary letters of credit:

                            Draws
                            today            Balance       Expiry       Vendor
                            -----            -------       ------       ------
      217243     17,205.00                   17,205.00     11/30/96     Manhattan Toy
      217245     13,888.00                   13,888.00     10/20/96     Spectrum
      217246     20,730.00                   20,730.00      11/2/96     Zak (Sara Rose) (waiver)
      217250     11,904.00                   11,904.00      11/4/96     Spectrum
      217251      2,556.00    (2,556.00)          0.00     11/16/96     Blubox
      217252     90,091.20                   90,091.20     12/11/96     Playhut (extended to March 1997)
      217253     27,555.00   (26,052.00)      1,503.00     11/11/96     Playtech
              -----------------------------------------
                183,929.20   (28,608.00)    155,321.20

Standby letters of credit:

      228143     50,000.00                   50,000.00     4/30/97      Diner's Club
      248917      5,467.50                    5,467.50     1/23/97      Kingsway Toy    (waiver)
              -----------------------------------------
                 55,467.50                   55,467.50

                239,396.70                  210,788.70
                ==========                  ==========

                                 SCHEDULE 7.4
                                 ------------
                             Investments and Loans


Secured Promissory Note due August 1, 1998 made in favor of the Company by Blasiar, Inc. (DBA Alert Communications Company) in the initial principal amount of $248,255. As of November 13, 1996 the current outstanding principal balance is $219,474.